Exhibit 10.1

CABOT CORPORATION

DEFERRED COMPENSATION AND SUPPLEMENTAL RETIREMENT PLAN

(Amended and Restated January 1, 2014)

PREAMBLE

As of the Effective Date, the Cabot Corporation Supplemental Retirement Savings Plan and the Cabot Corporation Supplemental Cash Balance Plan are hereby merged with and into the Cabot Corporation Deferred Compensation Plan, and the combined plan, as set forth herein, is amended, restated and renamed the Cabot Corporation Deferred Compensation and Supplemental Retirement Plan (the “Plan”).

Part I of the Plan sets forth administrative provisions generally applicable to the Plan, Part II of the Plan sets forth the provisions formerly contained in the Cabot Corporation Deferred Compensation Plan, as amended hereby, Part III sets forth the provisions formerly contained in the Cabot Corporation Supplemental Retirement Savings Plan, as amended hereby, and Part IV sets forth the provisions formerly contained in the Supplemental Cash Balance Plan, as amended hereby. It is intended that, as of the Effective Date, the Plan constitute a single plan for purposes of ERISA and the Code.

The Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

The provisions of the Plan, as amended and restated as provided for herein, are effective as of the Effective Date, except as otherwise expressly provided herein. Except as otherwise expressly provided herein, the rights of a Participant who ceased to be an Employee prior to the Effective Date shall be determined in accordance with the terms of the Cabot Corporation Supplemental Retirement Savings Plan, the Cabot Corporation Supplemental Cash Balance Plan and the Cabot Corporation Deferred Compensation Plan, each as in effect from time to time before the Effective Date.

Exhibit 10.1

PART I

(Administrative Provisions Applicable to Parts II, III & IV)

Part I

SECTION 1 General Definitions

Wherever used in the Plan (including the Preamble), the following terms have the meaning set forth below, unless a different meaning is clearly required by the context.

1.1. “Account” means a memorandum account established by the Company on behalf of participants under the Plan, including where the context requires any sub-account. The Committee shall establish the Accounts described in Parts II and III of the Plan and such other Accounts and subaccounts as may be necessary or desirable to implement the terms of the Plan.

1.2. “Administrator” means the Committee, or such other committee, person or persons as the Board may designate. The term “Administrator” shall also include delegates of any of the foregoing.

1.3. “Affiliated Employer” means (a) the Company; (b) any corporation (other than the Company) that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) with the Company; (c) any trade or business (other than the Company) that is under common control (as defined in section 414(c) of the Code) with the Company; (d) any trade or business (other than the Company) that is a member of an affiliated service group (as defined in section 414(m) of the Code) of which the Company is also a member; and (e) to the extent required by the regulations under section 414(o) of the Code, any other organization; provided that the term “Affiliated Employer” shall not include any corporation or unincorporated trade or business prior to the date on which such corporation, trade or business satisfies the affiliation or control tests of (b), (c), (d) or (e) above.

1.4. “Board” means the Board of Directors of the Company.

1.5. “Cash Balance Plan” means the Cabot Cash Balance Plan, as amended from time to time.

1.6. “Change in Control” means the first to occur of one of the following events:

(a) any “person” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Section 13(d) under the Exchange Act), together with all affiliates and associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such person, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or

Part I

(b) the consummation of a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (with the exceptions given and the method of determining “beneficial ownership” used in clause (a) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rd) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

(d) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing provisions of this Section 1.6, a Change in Control will be deemed to occur for purposes of determining the time and form of payment under the Plan only if the Change in Control constitutes a change in control event within the meaning of Treas. Regs. § 1.409A-3(i)(5)(i).

1.7. “Code” means the Internal Revenue Code of 1986, as amended.

1.8. “Committee” means the Benefits Committee, whose members are appointed by the Compensation Committee and serve at the Compensation Committee’s pleasure.

1.9. “Company” means Cabot Corporation.

1.10. “Compensation Committee” means the Compensation Committee of the Board.

1.11. “Effective Date” means January 1, 2014.

1.12. “Employer” means the Company and/or any Affiliated Employer, as required by the context.

1.13. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

Part I

1.14. “401(k) Plan” means the Cabot 401(k) Plan, as amended from time to time (formerly the Cabot Retirement Savings Plan).

1.15. “Participant” means an individual who participates in the Plan in accordance with Parts II, III and/or IV.

1.16. “Plan” means this Cabot Corporation Deferred Compensation and Supplemental Retirement Plan, as amended from time to time.

1.17. “Section 409A” means Section 409A of the Code and guidance issued thereunder.

1.18. “Separation from Service” means and correlative terms mean a “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h), after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treas. Regs. § 1.409A-1(h)(3).

1.19. “Specified Employee” means a Participant who (i) has a Separation from Service in the period beginning July 1 of any given year and ending June 30 of the following year and (ii) was a “key employee” (determined under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the 12-month period ending on the March 31 immediately preceding such July 1; provided, however, that such Participant will be treated as a Specified Employee hereunder only if on the date of such Participant’s Separation from Service, the Company (or any other corporation forming part of the Employer) is a corporation any stock of which is publicly traded on an established securities market or otherwise.

SECTION 2 Administration

2.1. Administrator of the Plan. This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine, in accordance with Parts II, III and IV of the Plan, the amount and manner of payment of the benefits due to or on behalf of each Participant from this Plan and shall cause them to be paid by the Company accordingly. The Committee may delegate its powers, duties and responsibilities to one or more individuals or one or more committees of such individuals.

2.2. Powers of the Administrator. The Administrator shall have full power to interpret and administer the Plan. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine the amount of their benefits under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

Part I

2.3. Finality of Decision. The decisions made by and the actions taken by the Committee in the administration of this Plan shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Plan.

2.4. Benefit Claims; Appeal and Review.

(a) If any person believes that he or she is being denied any rights or benefits under this Plan, such person may file a claim in writing with the Committee or its designee. If any such claim is denied the Committee or its designee will notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and will contain (i) specific reasons for such denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, (iv) information as to the steps to be taken if the person wishes to submit a request for review; and (v) the person’s right to bring a civil action under Section 502(a) of ERISA if such person’s claim is denied upon review. Such notification will be given within 90 days after the claim is received by the Committee or its designee (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period).

(b) Within 60 days after the date on which a person receives a written notice of a denied claim, such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents, (ii) submit written issues and comments to the Committee, and (iii) review or request (free of charge) copies of all documents, records and other information relevant to the claim. The Committee will notify such person of its decision in writing. Notification of an adverse decision will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. Such notification will also state that the person is entitled to review or request (free of charge) copies of all documents, records and other information relevant to the claim, and to bring a civil action under Section 502(a) of ERISA. The decision on review will be made within 60 days after the request for review is received by the Committee (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period).

(c) For purposes of this Section 2.4, the terms “written” and “in writing” shall include the use of electronic or other paperless media approved by the Administrator.

SECTION 3 Financing of Benefits

3.1. Benefits Unfunded. This Plan shall not be construed to create a trust of any kind or a fiduciary relationship between any Employer and a Participant. Neither Plan Participants

Part I

nor their beneficiaries, nor any other person, shall have any rights against any Employer or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this Section 3.1, however, shall preclude an Employer from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Employer’s general creditors in the event of bankruptcy or insolvency.

SECTION 4 Amendment and Termination

4.1. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such amendment shall, without the consent of the affected Participant, reduce any Participant’s earned benefits under the Plan below what they were immediately prior to the taking of such action. For clarification, fluctuations in a Participant’s Accounts under the Plan are not “amendments” for purposes of the immediately preceding sentence.

Notwithstanding the foregoing, the Committee may adopt non-material amendments to the Plan on behalf of the Board.

If it determines such action to be necessary to preserve or reinstate the Plan’s status as a “top hat” plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from Participation in the Plan or may make such changes in the rules under the Plan as are reasonably determined by the Administrator to be necessary to accomplish such result or results, provided, however, that such changes must be consistent with the requirements of Section 409A.

Notwithstanding any other provision of the Plan, during the two-year period immediately following a Change in Control, the Plan may not be terminated, altered or amended in a way that would decrease future accrual of, eligibility for, or entitlement to, benefits under the Plan. This Section 4.1 may not be altered or amended during that same two-year period in any way except with the prior written consent of a majority of the then Plan Participants.

Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, to the extent consistent with Section 409A, provide for immediate distribution of Accounts to the affected Participants.

SECTION 5 Miscellaneous

5.1. No Employment Rights. By participating in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan or in its operation, including deferrals under Part II of the Plan, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

5.2. Assignment. Each Employer’s obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not

Part I

subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries. Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

5.3. Withholding, Etc. Benefits payable under this Plan shall be subject to all applicable federal, state or other tax withholding requirements. To the extent any amount credited hereunder to a Participant’s account is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis (or when vested), rather than when distributed, all as determined by the Committee, then the Committee shall require that the Participant either (i) timely pay such taxes in cash by separate check to his or her Employer, or (ii) make other arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Committee may suspend the Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

5.4. Distribution of Taxable Amounts. Notwithstanding anything in the Plan to the contrary, in the event a Participant incurs a tax liability with respect to his or her benefit provided under the Plan at a time prior to the Participant’s receipt of such benefits, the Administrator may make a partial advance distribution to a Participant at the time benefits are required to be included in such Participant’s taxable income in an amount no greater than the aggregate income and employment tax withholding attributable to such inclusion in income; provided such distribution is permitted under Section 409A and the regulations promulgated thereunder. The amount of a Participant’s benefit under the Plan shall be reduced by the value of any distributions made pursuant to this Section 5.4.

5.5. No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Company, any Employer, the Committee, or any other person or entity that the assets of the Company or any Employer will be sufficient to pay any benefits hereunder. No Participant shall have any right to receive a benefit payment under the Plan except in accordance with the terms of the Plan. With respect to Parts II, III and IV of the Plan, neither the Company nor any Employer, nor any of their employees, officers, directors, stockholders or agents, nor the Committee or any other person or entity charged with administrative responsibilities under the Plan in any way guarantees any Participant’s Accounts under the Plan against loss or depreciation, whether caused by poor performance of an earnings measure or by any other event or occurrence.

5.6. Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Committee to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person.

Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and all Employers and the Plan therefor.

Part I

5.7. Limitations on Liability. Notwithstanding any other provisions of the Plan, neither the Company nor any Employer, nor any of their employees, officers, directors, stockholders or agents, nor the Committee or any other person or entity charged with administrative responsibilities under the Plan shall be liable to any Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan. Without limiting the generality of the foregoing, neither the Company nor any Employer, nor any of their employees, officers, directors, stockholders or agents, nor the Committee or any other person or entity charged with administrative responsibilities under the Plan, shall be liable to any employee or former employee of the Company, or to any spouse or other beneficiary of any such employee or former employee, by reason of the failure of any benefit under the Plan to comply with the requirements of, or qualify for an exemption from, Section 409A, or for the failure of any Participant, beneficiary or other individual or entity to be entitled to any particular tax consequences with respect to the Plan or any credit or payment hereunder.

5.8. Provisions to Facilitate Plan Operations. If it is impossible or difficult to ascertain the person to receive any benefit under the Plan, the Committee may, in its discretion and subject to applicable law, direct payment to the person it deems appropriate consistent with the Plan’s purposes, or retain such amounts in the Plan for payment to a court pending judicial determination of the rights thereto. Any payment under this Section 5.8 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

5.9. Required Delay for Specified Employees. Notwithstanding any provision of this Plan to the contrary, no amount that is considered nonqualified deferred compensation subject to Section 409A will be distributed by the Plan to any Specified Employee upon such person’s Separation from Service prior to the date that is six months after the date of Separation from Service (or, if earlier, such person’s death).

5.10. Correction of Payment Mistakes. Any mistake in the payment of a Participant’s benefits under the Plan may be corrected by the Committee when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Committee (e.g., adjustment in the amount of future benefit payments, repayment to the Plan of an overpayment, or catch-up payment to a Participant for an underpayment). In appropriate circumstances (e.g., where a mistake is not timely discovered), the Committee may waive the making of any correction. A Participant, beneficiary or other individual or entity receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Committee.

5.11. Schedules. The Compensation Committee may by schedule modify the benefits available under the Plan to one or more specified individuals. The provisions of each such schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Plan and shall be incorporated herein.

5.12. Law Applicable. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

PART II

Deferred Compensation Plan

(Formerly the Cabot Corporation Deferred Compensation Plan)

Introduction to Part II

The Cabot Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) was originally established effective January 1, 1995 in order to further the business interests of the Company by providing eligible employees an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis. The Deferred Compensation Plan was subsequently amended and restated effective as of January 1, 2005, and was thereafter amended by Amendment No. 1 effective November 9, 2007, by Amendment No. 2 effective January 1, 2009 and by Amendment No. 3 effective January 1, 2013.

The Deferred Compensation Plan as amended and restated effective January 1, 2005 provided that amounts deferred that were earned and vested on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”) would continue to be subject to the terms of the Deferred Compensation Plan as in effect on October 3, 2004. With respect to amounts deferred on and after January 1, 2005 (including all income, gains and losses credited or charged with respect thereto) (“non-grandfathered deferrals”), the Deferred Compensation Plan, as amended and restated effective January 1, 2005, was intended to comply with the requirements of Section 409A.

The provisions of this amended and restated Deferred Compensation Plan forming Part II of the Plan as set forth herein are effective as of January 1, 2014 with respect to amounts deferred on and after such date. Non-grandfathered deferrals under the Deferred Compensation Plan prior to January 1, 2014 remain subject to the terms of the Deferred Compensation Plan as in effect on December 31, 2013, and grandfathered deferrals remain subject to the terms of the Deferred Compensation Plan as in effect on October 3, 2004.

Concurrent with the amendment and restatement of the Deferred Compensation Plan effective January 1, 2014, non-employee members of the Board will not be eligible to participate in this amended Deferred Compensation Plan forming Part II of the Plan, and any deferrals made to the Deferred Compensation Plan by such individuals prior to such date will be payable in accordance with applicable provisions of the Cabot Corporation Non-Employee Directors’ Deferral Plan, as amended from to time.

The purpose of this amended and restated Deferred Compensation Plan forming Part II of the Plan is to further the business interests of the Company by providing eligible employees an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis in “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees”, within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

Except as otherwise specifically provided herein, the rights and benefits of an individual who was a participant in the Deferred Compensation Plan and ceased to be a participant in the

Part II

Deferred Compensation Plan on or prior to December 31, 2013 will be determined in accordance with the provisions of the Deferred Compensation Plan as in effect on the date he or she ceased to be a participant and in accordance with the requirements of Section 409A, as applicable. A copy of the Cabot Corporation Deferred Compensation Plan as in effect on December 31, 2013 (together with a copy of the Cabot Corporation Deferred Compensation Plan as in effect on October 3, 2004 and appended thereto) is attached hereto as Appendix B and incorporated by reference into Part II of the Plan.

Part II

SECTION 6 Definitions Applicable to Part II

Wherever used in this Part II of the Plan, the following terms have the meaning set forth below, unless a different meaning is clearly required by the context. Capitalized words and phrases that are not defined herein shall have the meanings assigned to them in Section 1 of the Plan.

6.1. “Deferred Account” means an Account, including where the context requires any subaccount, maintained by the Administrator to reflect the Participating Employer’s unfunded deferred compensation obligation to a Part II Participant with respect to deferrals on and after January 1, 2014 under this Part II of the Plan.

6.2. “Earnings Measure” means an interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the Administrator for purposes of measuring and crediting notional earnings under Section 8.2 below.

6.3. “Eligible Employee” means an individual employed by a Participating Employer who is (i) determined by the Administrator to qualify as a “highly compensated or management” employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii) designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

6.4. “Eligible Pay” means base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases.

6.5. “Moody’s Rate” means, for any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

6.6. “Part II Participant” means an Eligible Employee who participates in Part II of the Plan.

6.7. “Participating Employer” means the Company and its subsidiaries listed in Appendix A hereto.

6.8. “Retirement/Termination Account” means an Account established by the Administrator under Section 9.1 to reflect the amounts payable to a Part II Participant upon a Separation from Service as specified in the Part II Participant’s deferral election submitted in accordance with Section 7. Unless otherwise determined by the Administrator, no more than two (2) Retirement/Termination Accounts may be maintained in respect of a Part II Participant. The first Retirement/Termination Account that is established under the Plan in respect of a Part II Participant shall be the Part II Participant’s “Primary Retirement/Termination Account”. If a second Retirement/Termination Account is established under the Plan in respect of a Part II Participant, such Retirement/Termination Account will be the Part II Participant’s “Secondary Retirement/Termination Account”.

Part II

6.9. “Specified Date Account” means an Account established by the Administrator under Section 9.1 to reflect the amounts payable to a Part II Participant at a specified future date as specified in the Part II Participant’s deferral election form submitted in accordance with Section 7. Unless otherwise determined by the Administrator, no more than five (5) Specified Date Accounts may be maintained in respect of a Part II Participant. A Specified Date Account may be identified in enrollment materials as an “In-Service Account” or such other name as established by the Administrator without affecting the meaning thereof.

SECTION 7 Deferral Election.

7.1. In general. Each Eligible Employee may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned for services performed in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned for services performed in a year if (i) in the case of base salary paid on a periodic basis, it would normally be paid with respect to services performed in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant’s delivery to the Administrator of a deferral election form in accordance with Section 7.4 on or before the date specified by the Administrator, but in any case (except as provided in Section 7.2 below) prior to the first day of the calendar year to which the deferral election relates. Any election submitted in accordance with Section 7 shall remain in effect in future calendar years until modified or revoked at such time and in such form and manner as prescribed by the Administrator.

7.2. First year of participation. Notwithstanding Section 7.1 above, an individual who is newly hired during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of becoming eligible to participate in the Plan, such election to take effect as of the first day of the month next following receipt by the Administrator of such form (the “initial effective date”). Solely in the year that an election is made under this Section 7.2, a Part II Participant shall only be able to make an election to defer Eligible Pay that is base salary paid on a periodic basis and that is earned for services performed in the period commencing on the initial effective date and ending on the last day of such year, as determined by the Administrator under principles similar to those set forth in Section 7.1(a)(i) above.

7.3. Limits. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under Section 7.2 above.

7.4. Form of deferral election. Each deferral election shall be made in writing or electronically in such form and manner as prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other paper or electronic form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned for services performed in a particular calendar year shall

Part II

be irrevocable once that year has begun, or such earlier date as specified by the Administrator (or, in the case of an initial year of participation described in Section 7.2 above, once the 30-day election period has expired).

SECTION 8 Accounts; Credits.

For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

8.1. Deferral credits. Each amount deferred by a Part II Participant under Section 7 above shall be credited to the Part II Participant’s Deferred Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Deferred Account of each Part II Participant who is at the time of crediting an Eligible Employee:

(a) for any calendar quarter with respect to which the Part II Participant has a deferral election in effect under Section 7, a credit equal to 6% of any Eligible Pay deferred by the Part II Participant;

(b) for any calendar quarter with respect to which the Part II Participant has a deferral election in effect under Section 7, a credit equal to 4% of any Eligible Pay deferred by the Part II Participant; and

(c) for any year with respect to which the Compensation Committee has determined in its sole and absolute discretion to provide for a special discretionary credit to one or more specified Eligible Employees, such special discretionary credit as determined and specified by the Compensation Committee.

8.2. Notional earnings. The Administrator shall adjust each Part II Participant’s Deferred Account to reflect notional earnings on a daily basis. Notional earnings shall be calculated as though all amounts deferred under Part II of the Plan by a Part II Participant, and any amounts credited under Section 8.1 above, for a calendar year had been credited to the Part II Participant’s Deferred Account as of the first day of such year (or in the case of a Part II Participant’s first year of participation, as of the day that follows the expiration of his or her 30-day election period under Section 7.2 above). Subject to the next sentence and such other rules and regulations as the Administrator may require, the Administrator may, but need not, permit Part II Participants to (i) select Earnings Measure(s) that will apply to their Deferred Accounts, or any portion thereof, from among those specified by the Administrator, and (ii) change such Earnings Measure(s) to other specified Earnings Measure(s). Notwithstanding any provision of Part II of this Plan to the contrary, the effective date of any change in Earnings Measure(s) must be a prospective January 1. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that such amendment is consistent with Section 409A; provided further, that the Administrator may not, without the written consent of the affected Part II Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Part II Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Participating Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

Part II

8.3. Vesting. Except as provided in this Section 8.3, Part II Participants shall be fully vested in all deferral credits under Section 8.1, together with notional earnings thereon under Section 8.2. Notwithstanding the foregoing, (i) any credit made to a Part II Participant’s Deferred Account pursuant to Section 8.1(b), together with notional earnings thereon under Section 8.2, shall vest in accordance with the two-year cliff vesting schedule applicable to such person’s Retirement Contributions Account under Section 9.6 of the 401(k) Plan, and (ii) any special discretionary credit made to an Eligible Employee pursuant to Section 8.1(c), together with notional earnings thereon under Section 8.2, shall be subject to such vesting requirements as the Compensation Committee determines in its sole and absolute discretion.

SECTION 9 Payment of Deferred Amounts.

The Part II Participant’s Employer shall make distributions of Deferred Account balances as provided in this Section. All distributions under Part II of the Plan shall be in cash. For the avoidance of doubt, this Section applies only to deferrals under Part II of the Plan on and after January 1, 2014. Deferrals under the Deferred Compensation Plan prior to January 1, 2014 remain subject to the terms of the Deferred Compensation Plan as in effect on December 31, 2013.

9.1. Form and Timing of Distributions. A Part II Participant who makes a deferral election with respect to Eligible Pay under Section 7 shall, coincident with such election, allocate all or any portion of the deferrals made pursuant to such election to the Primary Retirement/Termination Account, or to the Secondary Retirement/Termination Account, or to one or more Specified Date Account(s) established by the Administrator in respect of such Part II Participant; provided that any deferrals with respect to which such an allocation is not in effect will be allocated to the Part II Participant’s Primary Retirement/Termination Account. Credits made under Sections 8.1(a) and (b) will be allocated to the Part II Participant’s Primary Retirement/Termination Account. Any special discretionary credit made to an Eligible Employee pursuant to Section 8.1(c) will be allocated to a separate, designated Account established by the Administrator, and such credit, together with notional earnings thereon under Section 8.2, shall be distributed from such Account to the Eligible Employee in the form of a single lump sum within 60 days of the date that such Eligible Employee has satisfied the vesting requirements established by the Compensation Committee prior to the making of such special discretionary credit.

(a) Specified Date Accounts. Vested amounts allocated to a Specified Date Account shall be distributed, or commence to be distributed, in January of a specified future year designated by the Part II Participant at the time the Specified Date Account is established, which January may not be sooner than three years following the end of the year in which the deferral election that created such Specified Date Account is made. Such amounts shall be distributed in a lump sum or in up to five (5) annual installments, as elected by the Participant at the time the Specified Date Account is established. Distributions shall be based upon the value of the Specified Date Account as of the end of the month preceding the month in which payment is made or commences. If no form of distribution election is specified for a Specified Date Account, amounts allocated to such Account shall be distributed in a single lump sum in January of such specified year and in all events no later than December 31 of the year that contains such specified January.

Part II

Notwithstanding anything to the contrary herein, if a Part II Participant Separates from Service before all amounts credited to Specified Date Accounts have been distributed, the remaining vested balances in any and all Specified Date Accounts shall be distributed in a single lump sum within 60 days of such Separation from Service.

(b) Retirement/Termination Account. Vested amounts allocated to a particular Retirement/Termination Account shall be distributed in one of the following forms, as elected by the Part II Participant at the time such Account is established:

(i) as a single lump sum payment within 60 days following the Part II Participant’s Separation from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made;

(ii) in annual installments over a period of up to ten (10) years, with the first installment payment made within 60 days following the Participant’s Separation from Service and subsequent installment payments made in January of each year thereafter; or

(iii) in a partial lump sum payment within 60 days following the Part II Participant’s Separation from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made, with the balance payable in annual installments over a period of up to ten (10) years.

If no form of distribution is specified for a particular Retirement/Termination Account at the time such Account is established, all vested amounts allocated to such Retirement/Termination Account shall be distributed in a single lump sum within 60 days following the Part II Participant’s Separation from Service.

Any annual installment payments under (ii) or (iii) above will be made as of each January that follows the Part II Participant’s Separation from Service, in each case based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made.

Notwithstanding a Part II Participant’s election under this Section 9.1 to receive distributions from a Retirement/Termination Account in the form of annual installment payments upon Separation from Service, if such Part II Participant is not age 55 or greater as of the date of his or her Separation from Service, all vested amounts allocated to Retirement/Termination Accounts shall instead be distributed in the form of a single lump sum within 60 days following the Part II Participant’s Separation from Service.

Notwithstanding a Part II Participant’s election under this Section 9.1 to receive distributions from his or her Retirement/Termination Accounts in the form of installment

Part II

payments upon Separation from Service, if the balance of such Retirement/Termination Accounts, together with amounts payable under Part III of the Plan, is less than $50,000 as of the date of the Part II Participant’s Separation from Service, such installment payments shall instead be paid in a lump sum within 60 days following the Part II Participant’s Separation from Service.

Further, and notwithstanding a Part II Participant’s election under this Section 9.1, if a Part II Participant Separates from Service within twenty-four (24) months following a Change in Control, all vested amounts credited to the Retirement/Termination Account and to any Specified Date Accounts shall be paid in a lump sum within 60 days following the Part II Participant’s Separation from Service, provided such distribution is permitted under Section 409A.

(c) Any time and form of payment election made under this Section 9.1 shall not be effective unless made prior to the beginning of the year with respect to which applicable amounts are deferred or within 30 days of the Part II Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 7.2 above, and once made shall be irrevocable (except as otherwise provided in Section 9.1(d)).

(d) Election Changes. A Part II Participant may modify the time and/or form of payment election applicable to a particular Specified Date Account or Retirement/Termination Account, provided, however, that such change of election:

(i) does not take effect until at least twelve months after the date on which the election is made;

(ii) in the case of a change to the time and/or form of payment election applicable to a Retirement/Termination Account, is made on or before the date that is one year prior to the Part II Participant’s Separation from Service;

(iii) in the case of a change to the time and/or form of payment election applicable to a Specified Date Account, is made on or before the date that is one year prior to the commencement of the calendar year in which distribution from the Specified Date Account is scheduled to be made or to commence; and

(iv) except with respect to payments upon the death of such Part II Participant, defers for a period of not less than five years the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced.

(e) If the Part II Participant has selected annual installment payments under Section 9.1 in respect of a particular Specified Date Account or Retirement/Termination Account, or any portion thereof, the amount of each such installment shall be determined by dividing the balance of the particular Account, as of the end of the month preceding the month in which payment is made, by the number of remaining annual installments

Part II

due. By way of example, if the Participant elects 10 annual installments, the first payment shall be 1/10th of the Account balance, the second payment shall be 1/9th of the Account balance, and the third payment shall be 1/8th of the Account balance, and so on.

9.2. Specified Employees. Notwithstanding the provisions of Section 9.1 above, any amounts distributable upon the Separation from Service of a Part II Participant who is a Specified Employee shall be paid or commence to be paid on the date that is six (6) months after the date of the Part II Participant’s Separation from Service (or, if earlier, upon such Part II Participant’s death). If a Part II Participant who is a Specified Employee has elected an installment form of payment, any subsequent installments shall be paid in January of each subsequent year.

9.3. Distributions upon death. Each Part II Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Part II Participant’s death; but if no such beneficiary designation is in effect at the time of the Part II Participant’s death, or if the Part II Participant’s beneficiary(ies) do(es) not survive the Part II Participant, the Administrator shall cause any such remaining benefits to be paid to the Part II Participant’s surviving spouse (if any), or if none, to the executor or administrator of the Part II Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Part II Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s surviving spouse (if any) or estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 60 days, following the Part II Participant’s death.

9.4. Unforeseeable Emergency. If a Part II Participant suffers an unforeseeable emergency (as defined below) prior to the payment in full of his or her Account, the Part II Participant may apply in writing for an extraordinary distribution under this Section 9.4. If the Administrator in its discretion determines that an unforeseeable emergency has occurred, the Part II Participant’s employer will pay the Part II Participant an amount equal to the lesser of (i) the then balance of the Part II Participant’s Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes). “Unforeseeable emergency” shall mean an unforeseeable emergency within the meaning of Section 409A and shall include (i) a severe financial hardship to the Part II Participant resulting from an illness or accident of the Part II Participant, the Part II Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Part II Participant, (ii) loss of the Part II Participant’s property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Part II Participant.

SECTION 10 Section 162(m).

Notwithstanding any other provision of the Plan, prior to a Change in Control the Administrator may defer payment of any portion of a distribution hereunder to the extent permitted by Section 409A if the Administrator reasonably determines that such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 8.2 and shall be paid on the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator.

PART III

Supplemental 401(k) Plan

(Formerly the Cabot Corporation Supplemental Retirement Savings Plan)

Introduction to Part III

The Company initially adopted the Cabot Corporation Supplemental Retirement Incentive Savings Plan, a nonqualified supplemental plan, pursuant to a vote of the Board on February 10, 1984. The Supplemental Retirement Incentive Savings Plan incorporated a supplemental profit-sharing plan previously authorized by the Board of Directors on September 10, 1976. The Supplemental Retirement Incentive Savings Plan was amended and restated effective September 9, 1988, and subsequently amended from time to time. The Company adopted the Cabot Corporation Supplemental Employee Stock Ownership Plan pursuant to a vote of the Board, effective September 9, 1988, and subsequently amended the plan from time to time.

Effective December 31, 2000, the Cabot Corporation Retirement Incentive Savings Plan was merged with and into the Cabot Corporation Employee Stock Ownership Plan, and the combined amended and restated plan was renamed the Cabot Corporation Retirement Savings Plan. Further, effective December 31, 2000, the Supplemental Retirement Incentive Savings Plan was merged with and into the Supplemental Employee Stock Ownership Plan, and the combined amended and restated plan was renamed the Cabot Corporation Supplemental Retirement Savings Plan (the “Supplemental RSP”). The Supplemental RSP was amended and restated effective January 1, 2009 to conform to the requirements of Section 409A, and was subsequently amended by Amendment No. 1 effective December 27, 2012.

Effective January 1, 2014, the Cabot Retirement Savings Plan was amended, restated and renamed the Cabot 401(k) Plan (the “401(k) Plan”). Effective January 1, 2014, the Supplemental RSP is correspondingly amended and restated as this Supplemental 401(k) Plan forming Part III of the Plan.

In addition, this amended and restated Supplemental 401(k) Plan forming Part III of the Plan is intended to continue to satisfy the requirements of Section 409A, including the transition rules and exemptive relief provisions thereunder, and shall be construed consistent with that intent. For purposes of Section 409A compliance, the Supplemental 401(k) Plan forming Part III of the Plan consists of two parts: (i) amounts deferred on behalf of a Participant that were earned and vested on or after January 1, 2005, including all income, gains and losses credited or charged with respect thereto (“Section 409A deferrals”) and (ii) amounts deferred on behalf of a Participant that were earned and vested on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”). With respect to Section 409A deferrals, the Supplemental 401(k) Plan forming Part III of the Plan is intended to comply with the requirements of Section 409A and shall be interpreted and administered in a manner consistent with such requirements. With respect to grandfathered deferrals, the Supplemental 401(k) Plan forming Part III of the Plan is intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

Part III

The provisions of this Supplemental 401(k) Plan forming Part III of the Plan are effective as of January 1, 2014 with respect to amounts deferred on and after such date. Section 409A deferrals under the Supplemental RSP prior to January 1, 2014 remain subject to the terms of the Supplemental RSP as in effect on December 31, 2013, and grandfathered deferrals remain subject to the terms of the Supplemental RSP as in effect on December 31, 2004. The grandfathered deferrals have not been amended or modified after October 3, 2004.

The purpose of this Supplemental 401(k) Plan forming Part III of the Plan is to provide benefits to a designated group of managers who are highly compensated employees of the Company or its subsidiaries, supplemental to benefits provided under the 401(k) Plan, and is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees”, within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

Except as otherwise specifically provided herein, the rights and benefits, if any, of an individual who was a participant in the Supplemental RSP (including any component predecessor plan) and who ceased to be a participant on or prior to December 31, 2013, will be determined in accordance with the provisions of the Supplemental Retirement Savings Plan as in effect on the date he or she ceased to be a participant and in accordance with the requirements of Section 409A as applicable. A copy of the Cabot Corporation Supplemental RSP as in effect on December 31, 2013 is attached hereto as Appendix C and incorporated by reference into Part III of the Plan.

Part III

SECTION 11 Definitions Applicable to Part III

Wherever used in this Part III of the Plan, the following terms have the meaning set forth below, unless a different meaning is clearly required by the context. Capitalized words and phrases that are not defined herein shall have the meanings assigned to them in Section 1 of the Plan or in the 401(k) Plan.

11.1. “Applicable Matching Percentage” means six percent (6%).

11.2. “Applicable Retirement Percentage” means four percent (4%).

11.3. “Beneficiary” means the individual(s) or entity(ies) entitled under Section 13.2(f) below to receive any benefits under Part III of the Plan upon the death of a Part III Participant. For the avoidance of doubt, the Beneficiary under this Part III of the Plan may be different than other beneficiaries designated under this Plan.

11.4. “Memorandum Account” means the account established by the Company on behalf of each Part III Participant, to which amounts described in Sections 13.1 shall be credited. The Committee shall establish such subaccounts as may be necessary or desirable to implement the terms of this Supplemental 401(k) Plan.

11.5. “Part III Participant” means an individual who participates in Part III of the Plan in accordance with Section 12 below.

11.6. “Supplemental 401(k) Plan” means this Part III of the Plan.

11.7. “Valuation Date” means any business day the New York Stock Exchange is open for trading and such other date or dates as may be specified by the Investment Committee of the Company from time to time.

SECTION 12 Participation

12.1. Participation. Any person who was a participant in the Cabot Corporation Supplemental Retirement Savings Plan on December 31, 2013, will continue to participate in this Part III in accordance with its terms after such date. Each other individual who is a participant in the 401(k) Plan shall begin participation in and shall accrue benefits as provided in Section 13 from the first day of the first month following the date that such individual satisfies (a) below, and, with respect to accruals described in Section 13.1(a), also satisfies (b) below.

(a) This Section 12.1(a) is satisfied if such individual’s Compensation (as defined in Section 2.22 of the 401(k) Plan) for such year, reduced for deferrals, if any, under Part II of the Plan, equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

(b) This Section 12.1(b) is satisfied if, for such year (or for such portion of the year during which he or she satisfies the requirements of (a) above) such individual has elected to participate in pre-tax deferrals and/or after-tax contributions under the 401(k)

Part III

Plan to the maximum extent permissible thereunder (taking into account any limitations imposed under the 401(k) Plan to comply with the qualification requirements of the Code) and accordingly has received the maximum possible Matching Contribution under Section 6.5 of the 401(k) Plan.

For purposes of Section 3(36) of ERISA, Part III of the Plan shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of section 415 of the Code.

SECTION 13 Benefits

13.1. Credits to Memorandum Accounts.

(a) For each Plan Quarter for which Matching Contributions are made to the 401(k) Plan, the Committee shall, as soon as practicable after the close of such quarter, accrue to the Memorandum Account of each individual who is a Part III Participant who satisfies Section 12.1(b) for all or any part of such period, an amount equal to the excess of (i) the Applicable Matching Percentage of the Part III Participant’s Compensation (as defined in Section 2.22 of the 401(k) Plan) for such period (such Compensation to be determined, solely for this purpose, without regard to the limitations described in the last paragraph of Section 2.22 of the 401(k) Plan, but taking into account the limitations described in Section 2.22(b) of the 401(k) Plan), over (ii) the amount which is actually allocated to the Part III Participant’s Matching Account in the 401(k) Plan with respect to such period. Notwithstanding the foregoing, a Part III Participant’s Compensation for purposes of this Section 13.1(a) shall not include any amounts deferred under Part II of the Plan.

(b) For each Plan Quarter, the Committee shall, as soon as practicable after the close of such quarter, accrue to the Memorandum Account of each individual who is a Part III Participant for all or any part of such period, an amount equal to the excess of (i) the Applicable Retirement Percentage of the Part III Participant’s Compensation (as defined in Section 2.22 of the 401(k) Plan) for such period (such Compensation to be determined, solely for this purpose, without regard to the limitations described in the last paragraph of Section 2.22 of the 401(k) Plan, but taking into account the limitations described in Section 2.22(b) of the 401(k) Plan), over (ii) the amount which is actually allocated to the Part III Participant’s Retirement Contributions Account in the 401(k) Plan with respect to such period. Notwithstanding the foregoing, a Part III Participant’s Compensation for purposes of this Section 13.1(b) shall not include any amounts deferred under Part II of the Plan.

(c) As soon as practicable after the end of each Plan Year, the Committee shall also accrue to each Part III Participant’s Memorandum Account an amount equal to the amount (if any) that would have been contributed for the benefit of the Part III Participant by his or her Employer under Section 6.6 of the 401(k) Plan for such Plan Year had the limitations of Sections 401(a)(17) and 415 of the Code and the corresponding limitations under the 401(k) Plan not applied and had such contributions and allocations under the 401(k) Plan been based on Compensation (as defined in Section

Part III

2.22 of the 401(k) Plan) for such period (such Compensation to be determined, solely for this purpose, without regard to the limitations described in the last paragraph of Section 2.22 of the 401(k) Plan, but taking into account the limitations described in Section 2.22(b) of the 401(k) Plan), such amount to be reduced by the amount (if any) which is actually contributed and allocated under Section 6.6 of the 401(k) Plan to the Part III Participant’s Discretionary Contributions Account. Notwithstanding the foregoing, a Part III Participant’s Compensation for purposes of this Section 13.1(c) shall not include any amounts deferred under Part II of the Plan.

(d) Amounts accrued hereunder shall be converted to units and treated as if invested in common stock of the Company, except as provided in Section 13.1(e). With respect to each unit credited to a Part III Participant’s Memorandum Account (i) for the period prior to a Part III Participant’s Separation from Service, an amount equivalent to each cash dividend paid with respect to a share of common stock of the Company (if any) will be treated as being paid and reinvested in common stock of the Company and (ii) from and after the date of a Part III Participant’s Separation from Service, an amount equivalent to each cash dividend paid with respect to a share of common stock of the Company will be credited to a cash subaccount of such Participant’s Memorandum Account.

(e) From and after the date of a Change in Control, each Memorandum Account shall be treated as if invested (i) in a fixed-income vehicle earning interest at the rate earned by the most currently issued 10-year Treasury Notes on the date of reference or (ii) on such other reasonable basis as the Committee shall determine from time to time; provided, that this paragraph shall operate to change the basis for measuring investment return on Memorandum Accounts upon a Change in Control only if such change would then be consistent with continued exemption of interests hereunder from the definition of “derivative securities” under Rule 16a-1(c) promulgated under the Securities Exchange Act of 1934, as amended (or any successor Rule). The earnings shall be determined and shall accrue as of each Valuation Date until all amounts have been paid to or on behalf of the Part III Participant.

13.2. Amount, Form and Timing of Benefit Payments.

(a) In General. In the event of a Part III Participant’s Separation from Service with the Employer for any reason, his or her vested balance under Part III of the Plan shall be paid, in the case of a single payment, within 60 days following such Separation or, in the case of annual installment payments, the first installment payment shall be made within 60 days following such Separation from Service, with subsequent payments made in January of each year thereafter. Notwithstanding the above, in the case of a Part III Participant who is a Specified Employee, payment shall be made, in the case of a single payment, on the date that is six (6) months after the date of the Part III Participant’s Separation from Service (or, if earlier, upon his or her death) or, in the case of annual installment payments, the first payment shall be made on the date that is six (6) months after such Separation, with subsequent payments made in January of each year thereafter (or, if earlier, upon his or her death).

Part III

All amounts payable under this Section 13.2 shall be paid in whole shares of common stock of the Company. Amounts represented by fractional shares of common stock shall be paid in cash.

The vested balance of a Part III Participant’s benefit under the Supplemental 401(k) Plan shall mean the product of (A) the balance of his or her Memorandum Account determined under Section 13.1, times (B) the percentage representing the vested interest of such Part III Participant in his or her corresponding 401(k) Plan Account, as determined under the vesting rules applicable to such Account under the 401(k) Plan.

(b) Form-of-Payment Election. A Part III Participant who first becomes eligible to participate in the Supplemental 401(k) Plan on or after January 1, 2014 may elect in accordance with Section 13.2(c) to receive his or her benefits payable under the Supplemental 401(k) Plan in either a single lump sum payment or in annual installments over a period of up to ten (10) years (a “form-of-payment election”). Any person who was a Part III Participant on December 31, 2013 had a form-of-payment election in effect under the terms of the Supplemental RSP as in effect on December 31, 2013, and such form-of-payment election remains in effect with respect to all Section 409A deferrals of the Part III Participant under Part III of the Plan, and such form-of-payment election is irrevocable (except as otherwise provided in Section 13.2(d)). If a Part III Participant who first becomes eligible to participate in the Supplemental 401(k) Plan on or after January 1, 2014 does not make any election with respect to the payment of his or her Memorandum Account under Part III of the Plan, then such benefits shall be paid in a single lump sum payment as described in Section 13.2(a). If a Part III Participant who first becomes eligible to participate in the Supplemental 401(k) Plan on or after January 1, 2014 elects to receive payment of his or her Memorandum Account in the form of annual installments, the amount of each installment shall be determined by dividing the balance of the Part III Participant’s Memorandum Account, as of the end of the month preceding the month in which payment, is made by the number of remaining annual installments due. By way of example, if the Participant elects 10 annual installments, the first payment shall be 1/10th of the Memorandum Account balance, the second payment shall be 1/9th of the Memorandum Account balance, and the third payment shall be 1/8th of the Memorandum Account balance, and so on. Any amount(s) credited to a cash subaccount pursuant to Section 13.1(d) shall be paid in cash with the annual installment payment next following the date such amount is credited to the subaccount. A Part III Participant may have only one form-of-payment election in effect at any time with respect to his or her Memorandum Account under Part III of the Plan and such election shall control the manner in which the entirety of the Account under Part III of the Plan will be paid.

(c) First Year of Participation. An individual who first satisfies the eligibility criteria of the Supplemental 401(k) Plan during the course of a calendar year beginning on and after January 1, 2014 and accordingly accrues a benefit under Section 13.1 for such calendar year may make a form-of-payment election by delivering to the Committee or its designee an election in writing, in a form and manner acceptable to the Committee or its designee, by December 31 of such calendar year, and such election shall govern the payment of any benefits accrued during such calendar year and subsequent years. If a

Part III

Part III Participant does not make any election with respect to the payment of his or her Memorandum Account under Part III of the Plan, then such benefits shall be paid in a single lump sum payment as described in Section 13.2(b). This Section 13.2(c) is intended to comply with Treas. Regs. § 1.409A-2(a)(7)(iii) (relating to first year of eligibility in excess benefit plans), and shall be construed accordingly.

(d) Election Changes in General. The Part III Participant may change his or her form-of-payment election under this Section 13.2 by submitting a new election to the Committee or its designee, provided, that such election:

(i) does not take effect until at least twelve months after the date on which the election is made;

(ii) is made on or before the date that is one year prior to the Part III Participant’s Separation from Service; and

(iii) except with respect to payments upon the death of such Part III Participant, defers for a period of not less than five years the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced.

Any election change made in accordance with this Section 13.2(d) shall be binding on the Part III Participant when made and may be altered only by a subsequent change election that complies with the requirements of this Section 13.2(d).

(e) Accounts less than $50,000. Notwithstanding a Part III Participant’s election under Section 13.2(b) to receive distribution from his or her Memorandum Account under Part III of the Plan in the form of annual installment payments upon Separation from Service, if the vested balance of such Memorandum Account, together with amounts payable from Retirement/Termination Accounts under Part II of the Plan, is less than $50,000 at the time of the Part III Participant’s Separation from Service, the Committee shall distribute the vested balance of such Part III Participant’s Memorandum Account in a single lump sum payment within 60 days following the Part III Participant’s Separation from Service.

(f) Death of Participant. If a Part III Participant dies while still employed by the Employer, or following a Separation from Service but prior to the complete distribution of his or her vested benefit under Part III of the Plan, the vested balance of the Part III Participant’s Memorandum Account shall be paid to his or her Beneficiary in a lump sum as soon as reasonably practicable, but no later than 60 days, following the Part III Participant’s death; provided, however, that the Company shall not be liable to the Part III Participant nor to the estate nor beneficiary of the Part III Participant, by reason of any acceleration of income or additional tax under Section 409A, or for any other reason in connection with the timely payment of any amount under this Section 13.2(f). The Committee reserves the right to request a certified death certificate or other confirmation of death satisfactory to the Committee at its discretion with respect to a

Part III

payment to be made to the Part III Participant’s Beneficiary, and if so requested by the Committee, the provision of such confirmation of death shall be a precondition to payment to the Part III Participant’s Beneficiary.

(g) Notwithstanding a Part III Participant’s election under this Section 13.2 to receive distribution from his or her Memorandum Account under Part III of the Plan in the form of annual installment payments upon Separation from Service, if such Part III Participant is not age 55 or greater as of his or her Separation from Service, all vested amounts allocated to his or her Memorandum Account under Part III of the Plan will be distributed in the form of a single lump sum within 60 days following the Part III Participant’s Separation from Service.

13.3. Nature of Memorandum Account. The Memorandum Account maintained by the Company for a Part III Participant shall be a book-entry account only, shall hold no actual shares of the Company’s common stock, and shall represent no interest in or ownership of any such stock. Part III Participants shall have no voting rights or any other shareholder rights by reason of participation in this Supplemental 401(k) Plan forming Part III of the Plan.

13.4. No Payment While Employed. No amounts accrued hereunder on behalf of a Part III Participant may be distributed prior to his or her Separation from Service with the Employer. If a Part III Participant who Separated from Service returns to the employ of the Employer, any benefits remaining to be paid to such Part III Participant shall continue to be paid pursuant to Section 13.2 as if no such reemployment had occurred.

13.5. Designation of Beneficiary. A Part III Participant may designate, in writing, one or more Beneficiaries under this Supplemental 401(k) Plan forming Part III of the Plan, who may be the same as or different than those named elsewhere in this Plan or under the 401(k) Plan to receive benefits, if any, payable upon the Part III Participant’s death. In the absence of any Beneficiary so designated, benefits payable following death shall be paid to the Part III Participant’s surviving spouse, if any, or if none, to the executor or administrator of the Part III Participant’s estate.

SECTION 14 Certain Forfeitures

14.1. Termination for Cause. Notwithstanding anything to the contrary in this Supplemental 401(k) Plan forming Part III of the Plan, benefits payable hereunder shall be forfeited by the Part III Participant if the Part III Participant’s Separation from Service was requested by the Employer and the termination was determined by the Committee to be for “cause.” For purposes of this Supplemental 401(k) Plan forming Part III of the Plan, “cause” shall mean any action or failure to act by the Part III Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Part III Participant’s duty to his or her Employer. Notwithstanding the foregoing provisions of this Section 14.1, in respect of any termination of a Part III Participant’s employment requested by an Employer within the two-year period immediately following a Change in Control, “cause” shall mean only (i) the willful and continued failure by the Part III Participant to substantially perform his or her duties with his or her Employer, after a written demand for substantial performance is delivered to the Part III Participant by the Employer which demand specifies the

Part III

manner in which the Employer believes that the Part III Participant has not substantially performed the Part III Participant’s duties, or (ii) the willful engaging by the Part III Participant in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the Part III Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Part III Participant not in good faith and without reasonable belief that the Part III Participant’s act or failure to act was in the best interest of the Employer.

14.2. Other Separations from Service. In the event of a Part III Participant’s Separation from Service, any portion of his or her Memorandum Account balance that is not vested under Section 13.2(a) shall be promptly forfeited. If such Part III Participant is later reemployed by the Employer under circumstances entitling him or her to a restoration of all or a portion of his or her account balance under the 401(k) Plan, the Committee shall make an appropriate corresponding restorative adjustment to his or her Memorandum Account hereunder.

PART IV

Supplemental CBP

(Formerly the Cabot Corporation Supplemental Cash Balance Plan)

Introduction to Part IV

The Cabot Corporation Supplemental Cash Balance Plan (the “Supplemental CBP”) was originally adopted pursuant to a vote of the Board on February 10, 1984, its purpose being to provide benefits to a designated group of managers who are highly compensated employees of the Company or its subsidiaries, supplemental to the tax-qualified pension benefits provided through the Cabot Cash Balance Plan (together with predecessor programs, the “Cash Balance Plan”). The Supplemental CBP was intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

The Supplemental CBP was amended and restated effective January 1, 2009 to conform to the requirements of Section 409A, and was subsequently amended by Amendment No. 1 effective December 27, 2012.

The Cash Balance Plan was closed to new entrants and amended to cease all Pay-based Credits (as defined in the Cash Balance Plan), for plan years ending after December 31, 2013.

Effective as of January 1, 2014, the Supplemental CBP forms Part IV of the Plan but the terms of the Supplemental CBP as in effect on December 31, 2013 shall remain unchanged and in effect on and after January 1, 2014. For the avoidance of doubt, the Supplemental CBP forming Part IV of the Plan is intended to correspond to the freeze of the Cash Balance Plan effective December 31, 2013 and to continue to satisfy the requirements of Section 409A, including the transition rules and exemptive relief provisions thereunder, and shall be construed and administered consistent with such expressed intent.

A copy of the Cabot Corporation Supplemental CBP as in effect on December 31, 2013 is attached hereto as Appendix D and incorporated by reference into Part IV of the Plan.

* * * * *

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 10th day of December, 2013.

By:	/s/ Robby D. Sisco
Name:	Robby D. Sisco
Title:	Senior Vice President – Human Resources

APPENDIX A

Participating Employers in Part II of the Plan

Cabot Corporation

Cabot Specialty Fluids, Inc.

Cabot Security Materials Inc. (formerly Oxonica Materials, Inc.)

Cabot Norit Americas, Inc.

APPENDIX B

(Cabot Corporation Deferred Compensation Plan, as amended and in effect December 31, 2013)

Appendix B-Amended and Restated Deferred Compensation Plan dated 1.1.05, as amended 11/9/07, 12/31/08 and 12/7/12 with Appendix B thereto, Deferred Compensation Plan dated 1/1/95 as amended 6/1/97

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A&R7.13.07 as amended 11.09.07w/App B

Table of Contents

1.	In General		3

2.	Defined Terms		3
	2.1.	“Account”	3
	2.2.	“Administrator”	3
	2.3.	“Board”	3
	2.4.	“Code”	3
	2.5.	“Consultant”	3
	2.6.	“Director”	3
	2.7.	“Director Fees”	3
	2.8.	“Earnings Measure”	3
	2.9.	“Eligible Employee”	4
	2.10.	“Eligible Pay”	4
	2.11.	“Employer”	4
	2.12.	“ERISA”	4
	2.13.	“Moody’s Rate”	4
	2.14.	“Participant”	5
	2.15.	“RSP”	5
	2.16.	“Subsidiary”	5

3.	Deferral Election.		5

4.	Accounts; Credits		6

5.	Payment of Deferred Amounts		7

6.	Assignment		12

7.	Plan To Be Unfunded, Etc		12

8.	No Contract of Employment		12

9.	Amendment and Termination		12

10.	Section 409A		13

11.	Limitation of Liability		13

12.	Administration of the Plan		13

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Cabot Corporation

Amended and Restated Deferred Compensation Plan

1. In General. This document amends, restates and continues the Cabot Corporation Deferred Compensation Plan (the “Plan”), which was originally established effective January 1, 1995. The purpose of the Plan is to further the business interests of Cabot Corporation (the “Company”) by providing eligible employees and non-employee directors an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis as hereinafter provided. The provisions of this amended and restated Plan are effective as of January 1, 2005 except with respect to grandfathered deferrals as defined in Section 10, which will continue to be governed by the terms of the Plan as in effect on December 31, 2004. A copy of the Plan as in effect on December 31, 2004 is attached hereto as Appendix B.

2. Defined Terms. As used in the Plan, the following terms have the meanings associated with them below:

2.1. “Account”. A memorandum account maintained by the Administrator to reflect the Employer’s unfunded deferred compensation obligation to a Participant hereunder, including where the context requires any sub-account.

2.2. “Administrator”. The Benefits Committee of the Company, whose members are appointed by the Compensation Committee of the Board and serve at the Compensation Committee’s pleasure, or such other committee, person or persons as the Board may designate. The term “Administrator” shall also include delegates of any of the foregoing.

2.3. “Board”. The Board of Directors of the Company.

2.4. “Code”. The Internal Revenue Code of 1986, as amended.

2.5. “Consultant”. An individual performing consulting services for an Employer (other than as an employee) who is designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

2.6. “Director”. Any member of the Board other than an employee of any Employer.

2.7. “Director Fees”. The cash annual retainer fees and any meeting fees paid by the Company as compensation for services on the Board or any committee thereof.

2.8. “Earnings Measure”. An interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the

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Administrator for purposes of measuring and crediting notional earnings under Section 4(b) below. In the case of Eligible Pay deferred by a Director, the Earnings Measure applied under Section 4(b) below shall be limited to one of the following: (i) a notional interest rate equal (for each year) to the Moody’s Rate for such year, or (ii) deemed investment in (i.e. phantom units of) common stock of the Company. If the Earnings Measure is based on the Moody’s Rate, all Eligible Pay deferred by a Director during a calendar year shall be credited to the Director’s Account as of the first day of such calendar year. If the Earnings Measure is based on common stock of the Company, all Eligible Pay deferred by a Director during a calendar quarter shall be credited to the Director’s Account in phantom stock units as of, and based on the closing price for the Company common stock on the New York Stock Exchange on, the last trading day of such quarter, and phantom dividends on such Account (based on the balance of phantom stock units in such Account on the record date for each dividend declared on shares of Company common stock) shall be added to such Account in phantom stock units as of, and based on the closing price for the common stock on the New York Stock Exchange on, the date dividends are actually paid on the common stock.

2.9. “Eligible Employee”. An individual employed by an Employer who is (i) determined by the Administrator to qualify as a “highly compensated or management” employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii) designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

2.10. “Eligible Pay”. Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; (ii) in the case of a Consultant: the consulting fees payable by the Employer; and (iii) in the case of a Director: Director Fees. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases; provided, that any such change affecting Director Fees shall also require the approval of the Board.

2.11. “Employer”. The Company and its Subsidiaries, or any of them. Except as otherwise specified by the Administrator, however, participation in the Plan shall be limited to Eligible Employees employed by, or Consultants providing services to, the Company or one of the Subsidiaries listed in Appendix A hereto, and to Directors.

2.12. “ERISA”. The Employee Retirement Income Security Act of 1974, as amended.

2.13. “Moody’s Rate”. For any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

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2.14. “Participant”. A Consultant, Eligible Employee or Director who participates in the Plan.

2.15. “RSP”. The Cabot Retirement Savings Plan as from time to time amended and in effect.

2.16. “Subsidiary”. A corporation in which the Company holds, directly or indirectly, stock possessing at least 50% of the total voting power, and any other corporation or unincorporated trade or business that the Board designates as a Subsidiary for purposes of the Plan.

3. Deferral Election.

(a) In general. Each Eligible Employee and Consultant may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned for services performed in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned for services performed in a year if (i) in the case of base salary or Consultant’s fees paid on a periodic basis, it would normally be paid with respect to services performed in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant’s delivery to the Administrator of a deferral election form on or before the date specified by the Administrator, but in any case (except as provided in (b) below) prior to the first day of the calendar year to which the deferral election relates.

(b) First year of participation. Notwithstanding (a) above, an individual who is newly hired during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of becoming eligible to participate in the Plan, such election to take effect as of the first day of the month next following receipt by the Administrator of such form (the “initial effective date”). An election under this paragraph shall be effective only as to Eligible Pay earned for services performed in the period commencing on the initial effective date and ending on the last day of the year, as determined by the Administrator under principles similar to those set forth in (a)(i) and (a)(ii) above.

(c) Limits. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under (b) above. A Consultant may defer any portion or all of his or her consulting fees for any year.

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(d) Form of deferral election. Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned for services performed in a particular calendar year shall be irrevocable once that year has begun (or, in the case of an initial year of participation described in (b) above, once the 30-day election period has expired).

(e) Special rules for Directors. The provisions of this Section 3(e) shall apply, in the case of a Director, in lieu of the provisions of Sections 3(a) through (d) above. A Director may defer up to 100% of any Eligible Pay for services performed in any calendar year by completing and delivering a deferral election in accordance with Section 3(d) above not later than December 31 of the preceding year. Any individual may elect within 30 days after becoming a Director to defer up to 100% of any Eligible Pay earned for services performed subsequent to such election by completing and delivering a deferral election in accordance with Section 3(d) above within such 30-day period. A Director’s Eligible Pay shall be treated as earned for services performed in a calendar year if paid with respect to services performed in such year. The minimum amount that a Director may defer any calendar year shall be $2,000.

4. Accounts; Credits. For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

(a) Deferral credits. Each amount deferred by a Participant under Section 3 above shall be credited to the Participant’s Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Account of each Participant who is an Eligible Employee: (i) for the year to which the Participant’s deferral election relates, an amount equal to 10% of any base salary elected to be deferred by the Participant from that year; provided, that Participants who also participate in the Company’s supplemental plans (or any of them) shall not be eligible for the additional credit described in this clause; and (ii) subject to Treas. Regs. § 1.401(k)-1(e)(6), if the Participant is a participant in the RSP, an additional credit equal to the amount, if any, of matching contributions that would have been made for the benefit of such Participant under the RSP but for a reduction thereunder attributable to the limitations of Sections 401(k) and 401(m) of the Code, provided that the Participant has elected to participate in the RSP to the maximum extent permitted by Section 401(k) of the Code. Notional earnings under (b) below shall be calculated as though all amounts deferred under the preceding two sentences for a calendar year had been credited to the Participant’s Account as of the first day of such year (or as of the date participation in the Plan commences, in the case of a Participant’s first year of participation described in Section 3(b) above).

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings

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shall be based on one Earnings Measure selected by the Participant from such Earnings Measures as the Administrator shall specify. Subject to Sections 5(e)(iii) and (iv) below, the next sentence and such other rules and regulations as the Administrator may require, the Administrator may, but need not, permit Participants to (i) select an Earnings Measure that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Earnings Measure to another specified Earnings Measure. Notwithstanding any provision of this Plan to the contrary, (i) a Participant may only select one Earnings Measure to apply to his or her entire Account at any one time, and (ii) the effective date of any change in Earnings Measure must be a prospective January 1. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that such amendment is consistent with Section 409A of the Code; provided further, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

(c) FICA/Medicare taxes, etc. To the extent any amount deferred or credited hereunder to the Account of a Participant is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis rather than when distributed, all as determined by the Administrator, then the Administrator shall require that the Participant either (i) timely pay such taxes in cash by separate check to the Employer, or (ii) make other arrangements satisfactory to the Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Administrator may suspend the Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

5. Payment of Deferred Amounts. The Participant’s Employer shall make distributions of Account balances as provided in this Section. All distributions shall be in cash.

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”), adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(i) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(ii) upon the Participant’s separation from service with the Employer within the meaning of Section 409A of the Code (a “separation-from-service election”).

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Any election made under this Section 5(a) shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable. Amounts distributable pursuant to a fixed-period election shall be paid in a lump sum no later than January 31 of the year specified in a fixed-period election (a “fixed-period payment date”). If the Participant separates from service prior to a fixed-period payment date, the amount that would otherwise have been payable pursuant to such fixed-period election shall instead be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such termination.

Upon making a separation-from-service election, a Participant may elect to have amounts distributable pursuant to such election paid either in a lump sum or in installments over a period of five, ten or fifteen years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following such separation from service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid monthly and shall commence as of the first day of the calendar year following the date such Participant separates from service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director separates from service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s separation from service, all amounts distributable to such Participant under (ii) above shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such separation.

A Participant may have more than one fixed-period payment election in effect at one time with respect to his or her Account and may have both a fixed-period payment election or elections and a separation-from-service election in effect at one time with respect to his or her Account. For example, a Participant may elect to have deferrals for 2008 paid in 2012, deferrals for 2009 paid upon separation from service, and deferrals for 2010 paid in 2015. However, except as provided below in Section 5(c), a Participant may have only one form of payment election in effect at any time with respect to payments upon separation from service, and it shall control the manner in which the entirety of the Participant’s Account distributable under (ii) above will be paid.

(b) Form and timing of distributions; election changes. A Participant who has elected to be paid upon separation from service may change a form-of-payment election, provided, however, that such change (i) except with respect to payments upon the death of a Participant, does not take effect unless made on or before the date that is one year prior to the Participant’s separation from service, and (iii) except with respect to payments upon the death of a Participant, defers for a period of not less than five years

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the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced under Section 5(a) upon such separation from service. Notwithstanding the above, the Administrator may permit participants to change a form-of-payment election without meeting the requirements of this Section 5(b), pursuant to such procedures as the Administrator may determine in its discretion, to the extent permitted by transition guidance issued under Section 409A of the Code.

(c) Grandfathered deferrals. Notwithstanding the above, a changed form-of-payment election as described in Section 5(b) will apply only to the portion of a Participant’s Account that is attributable to non-grandfathered deferrals as defined in Section 10. A Participant may change a form-of-payment election with respect to grandfathered deferrals only in accordance with the terms of the Plan as in effect on December 31, 2004. Accordingly, and notwithstanding anything herein to the contrary, a Participant who has both grandfathered and non-grandfathered deferrals under the Plan may have separate form-of-payment elections in effect at one time with respect to such grandfathered and non-grandfathered deferrals.

(d) Key Employees. Notwithstanding the provisions of Section (a) above, any lump sum payment distributable upon the separation from service of a Participant who is a “specified employee” within the meaning of Section 409A of the Code at the date he or she separates from service shall be paid as of the date that is six months after the date of the Participant’s separation from service. If a Participant who is a “specified employee” within the meaning of Section 409A of the Code at the date he or she separates from service has elected an installment form of payment, any installment payments otherwise payable under the terms of the Plan during the first six months following the date of such Participant’s separation from service shall instead be paid as of the first day of the month that is six months after the date on which such participant separated from service.

(e) Distributions upon death. Each Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Participant’s death; but if no such beneficiary designation is in effect at the time of the Participant’s death, or if the Participant’s beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the executor or administrator of the Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 60 days, following such Participant’s death. The spouse of a married Participant who has not consented in writing, on such form as the Administrator may prescribe, to a designation by the Participant of one or more non-spouse beneficiary(ies) shall be treated as the designated primary beneficiary for 50% of any portion of the Participant’s Account remaining undistributed at the Participant’s death (or such larger

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amount as the Participant shall have specified in his or her beneficiary designation, if any, in effect at the time of the Participant’s death). If application of the preceding sentence results in the Participant’s spouse being treated as the designated primary beneficiary for any portion of the Participant’s Account which would otherwise have been distributed to others, the Administrator shall reduce the amount payable to the other designated beneficiary(ies), if any, in such equitable manner as it deems appropriate under the circumstances.

(f) Unforeseeable Emergency. If a Participant suffers an unforeseeable emergency (as defined below) prior to the payment in full of his or her Account, the Participant may apply in writing for an extraordinary distribution under this paragraph. If the Administrator in its discretion determines that an unforeseeable emergency has occurred, the Participant’s Employer will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant’s Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes). “Unforeseeable emergency” shall mean an unforeseeable emergency within the meaning of Section 409A of the Code and shall include (i) a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, (ii) loss of the Participant’s property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

(g) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each such installment shall be determined by applying the following special rules:

(i) If the Earnings Measure in effect for the Account when installments begin is the Moody’s Rate, the amount of each installment shall be determined so as to result in equal installments over the installment period, applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year.

(ii) If the Earnings Measure in effect for the Account is not the Moody’s Rate, the Account balance of the Participant shall be calculated as of the close of business on the first business day of each fiscal quarter of the Company during the installment period, and the quarterly installment or monthly installments for that quarter shall be calculated by dividing this balance by the

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remaining number of quarterly or monthly payments due the Participant. By way of example, if the Participant elects 40 quarterly installments, the first payment shall be 1/40 of the account balance, calculated as of the first business day of the first fiscal quarter of the Company. The following quarter, the payment shall be 1/39 of the account balance calculated as of the first business day of the second fiscal quarter of the Company.

(iii) If the Earnings Measure in effect for the Account when installments begin is not the Moody’s Rate, the Participant, subject to Section 4(b) above, may at any time during the installment period change the Earnings Measure in effect for the Account to the Moody’s Rate effective as of the next January 1. The Account balance as of such January 1 shall be paid out in equal installments over the remainder of the installment period, with the amount of the installments determined applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the remainder of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the calendar year in which the equal installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the remainder of the installment period by the aggregate amount of the installment payments to be made for that year.

(iv) Notwithstanding any provisions of this Plan to the contrary, if the Earnings Measure in effect for an Account when installments begin is the Moody’s Rate, or if the Participant changes the Earnings Measure to the Moody’s Rate during the course of the installment period in accordance with Section 5(e)(iii) above, the Participant may not subsequently change the Earnings Measure.

(h) Section 162(m). Notwithstanding any other provision of the Plan, prior to a Change in Control (as that term is defined in the RSP as in effect immediately prior to such a Change) the Administrator may defer payment of any portion of a distribution hereunder to the extent permitted by Section 409A of the Code if the Administrator reasonably determines that such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 4(b) and shall be paid on the earlier of (i) the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator, or (ii) the date of Change in Control (as so defined).

(i) Taxes. All distributions under the Plan shall be subject to reduction for applicable tax withholding.

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6. Assignment. Each Employer’s obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries. Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

7. Plan To Be Unfunded, Etc. The Plan is intended to be a “pension plan” (within the meaning of Section 3(2) of ERISA) that is unfunded for ERISA and tax purposes and that qualifies for the exemptions described in ERISA Sections 201(a)(2), 301(a)(3) and 401(a)(1). The Administrator shall be the “plan administrator” of the Plan and shall have discretion to construe its terms and determine each Eligible Employee’s or Participant’s eligibility for deferrals or distributions hereunder. If any person claims any benefit hereunder, the Administrator shall make and communicate its decision with respect to the claim within 90 days from the date the claim was received. Where special circumstances require additional time for processing the claim, the ninety-day response period may be extended by the Administrator to 180 days. If the Administrator does not render a written determination prior to the expiration of such 90-day (or 180-day) period, the claim will be deemed denied. If a claim hereunder is denied, the claimant may, within 60 days of such denial, appeal the denial by written request for review delivered to the Board or its designate, which request may include a request to review pertinent documents and to submit issues and comments in writing. The Board or its designate shall render a decision on the appeal within 60 days (or, if special circumstances require an extension of the time for processing, 120 days) after receipt of the request for review; but if no written decision is rendered within such period(s), the appeal will be deemed denied.

Nothing in this Section or in Section 4(b) shall be construed as prohibiting the Employer from establishing and maintaining a “rabbi trust” or similar trust or account in connection with the Plan, so long as the maintenance and funding of such a trust or account does not jeopardize the unfunded status of the Plan under ERISA or effective tax deferral under the Code.

8. No Contract of Employment. By participating in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan or in its operation, including deferrals hereunder, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

9. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such action shall, without the consent of the affected Participant, reduce the balance of any Participant’s Account below what it was immediately prior to the taking of such action; and further provided, that upon and following a Change in Control (as defined in the RSP as in effect immediately prior to such a Change), no amendment shall result in the further

Cabot Corporation

Amended and Restated Deferred Compensation Plan

Master Plan Document

deferral of payments that have been delayed by reason of the operation of Section 5(h) above. If it determines such action to be necessary to preserve or reinstate the Plan’s status as a “top hat” plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from Participation in the Plan or may make such changes in the deferral or distribution rules hereunder as are reasonably determined by the Administrator to be necessary to accomplish such result or results, provided, however, that such changes must be consistent with the requirements of Section 409A of the Code. Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, to the extent consistent with Section 409A of the Code, provide for immediate distribution of Accounts to the affected Participants.

10. Section 409A. With respect to amounts deferred by a Participant for services in calendar year 2005 and in subsequent years, including all income, gains and losses credited or charged with respect thereto (“non-grandfathered deferrals”), the Plan is intended to comply with the requirements of Section 409A of the Code and shall be construed accordingly. With respect to amounts deferred (within the meaning of Section 409A) by a Participant on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”), the Plan is intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

11. Limitation of Liability. Notwithstanding anything to the contrary in the Plan, no Employer, nor the Administrator, nor any person acting on behalf of any Employer or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of any deferral to satisfy the requirements of Section 409A of the Code.

12. Administration of the Plan. The Administrator shall have full power to interpret and administer the Plan and determine the eligibility of any person for benefits hereunder and the amount of any such benefit, in its discretion. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine their remuneration eligible for deferral under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

Cabot Corporation

Amended and Restated Deferred Compensation Plan

Master Plan Document

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 13th day of July, 2007.

By:	/s/ Robby D. Sisco
Title:	Vice President for Human Resources

Cabot Corporation

Amended and Restated Deferred Compensation Plan

Master Plan Document

Appendix A

Employers Participating in the Plan

Cabot Corporation

Cabot Specialty Fluids, Inc.

Appendix B

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

TABLE OF CONTENTS

1. In General.	1

2. Defined Terms.	1

3. Deferral Election.	3

(a) In general.	3

(b) First year of participation.	3

(c) Limits.	3

(d) Form of election; irrevocability.	3

4. Accounts; Credits.	4

(a) Deferral credits.	4

(b) Notional earnings.	4

(c) FICA/Medicare taxes, etc.	4

5. Payment of Deferred Amounts.	5

(a) Form and timing of distributions; in general.	5

(b) Distributions upon death.	6

(c) Hardship.	6

(d) Other Withdrawals.	6

(e) Computation of installment payments, etc.	7

(f) Section 162(m).	7

(g) Taxes.	7

6. Assignment.	7

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7. Plan To Be Unfunded, etc.	7

8. No Contract of Employment.	8

9. Amendment and Termination.	8

10. Administration of the Plan.	9

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CABOT CORPORATION

DEFERRED COMPENSATION PLAN

1. In General. Cabot Corporation (the “Company”) has established this Deferred Compensation Plan (the “Plan”) to further its business interests by providing eligible employees an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis as hereinafter provided. The Plan shall be effective January 1, 1995.

2. Defined Terms. As used in the Plan, the following terms have the meanings associated with them below:

•	“Account”: A memorandum account maintained by the Administrator to reflect the Employer’s unfunded deferred compensation obligation to a Participant hereunder, including where the context requires any sub-account.

•	“Administrator”: The Benefits Committee of the Company, whose members are appointed by the Board and serve at the Board’s pleasure, or such other committee, person or persons as the Board may designate. The term “Administrator” shall also include delegates of any of the foregoing.

•	“Board”: The Board of Directors of the Company.

•	“Code”: The federal Internal Revenue Code, as amended.

•	“Consultant”: An individual performing consulting services for an Employer (other than as an employee) who is designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

•	“Earnings Measure”: An interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the Administrator for purposes of measuring and crediting notional earnings under Section 4(b) below.

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•	“Eligible Employee”: An individual employed by an Employer who is (i) determined by the Administrator to qualify as a “highly compensated or management” employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii) designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

•	“Eligible Pay”: Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; and (ii) in the case of a Consultant: the consulting fees payable by the Employer. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases.

•	“Employer”: The Company and its Subsidiaries, or any of them. Except as otherwise specified by the Administrator, however, participation in the Plan shall be limited to Eligible Employees employed by, or Consultants providing services to, the Company or one of the Subsidiaries listed in Appendix A hereto.

•	“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

•	“Moody’s Rate”: The rate described in Section 5(e) below.

•	“Participant”: A Consultant or an Eligible Employee who participates in the Plan.

•	“RSP”: The Cabot Retirement Savings Plan as from time to time amended and in effect.

•	“Subsidiary”: A corporation in which the Company holds, directly or indirectly, stock possessing 50% of the total voting power, and any other corporation or unincorporated trade or business that the Board designates as a Subsidiary for purposes of the Plan.

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3. Deferral Election.

(a) In general. Each Eligible Employee and Consultant may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned in a year if (i) in the case of base salary or Consultant’s fees paid on a periodic basis, it would normally be paid in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant’s delivery to the Administrator of a deferral election form on or before the date specified by the Administrator, but in any case (except as provided in (b) below) prior to the first day of the calendar year to which the deferral election relates.

(b) First year of participation. Notwithstanding (a) above, an individual who first becomes eligible to participate in the Plan during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of being notified of eligibility, such election to take effect as of the first day of the month next following receipt by the Administrator of such form or forms (the “initial effective date”). An election under this paragraph shall be effective only as to Eligible Pay earned in the period commencing on the initial effective date and ending on the last day of the year, as determined by the Administrator under principles similar to those set forth in (a)(i) and (a)(ii) above.

(c) Limits. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under (b) above. A Consultant may defer any portion or all of his or her consulting fees for any year.

(d) Form of election; irrevocability. Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned in a particular calendar year shall be irrevocable once that year has begun (or, in the case of an initial year of participation described in (b) above, once the 30-day election period has expired).

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4. Accounts; Credits. For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

(a) Deferral credits. Each amount deferred by a Participant under Section 3 above shall be credited to the Participant’s Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Account of each Participant who is an Eligible Employee: (i) for the year to which the Participant’s deferral election relates, an amount equal to 10% of any base salary elected to be deferred by the Participant from that year; provided, that Participants who also participate in the Company’s supplemental plans (or any of them) shall not be eligible for the additional credit described in this clause; and (ii) subject to Treas. Regs. § 1.401(k)-1(e)(6), if the Participant is a participant in RSP, an additional credit equal to the amount, if any, of matching contributions that would have been made for the benefit of such Participant under RSP but for a reduction thereunder attributable to the limitations of Sections 401(k) and 401(m) of the Code, provided that the Participant has elected to participate in RSP to the maximum extent permitted by Section 401(k) of the Code. Notional earnings under (b) below shall be calculated as though all amounts deferred under the preceding two sentences for a calendar year had been credited to the Participant’s Account as of the first day of such year (or as of the date participation in the Plan commences, in the case of a Participant’s first year of participation described in Section 3(b) above).

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings shall be based on such Earnings Measures as the Administrator shall specify. The Administrator may, but need not, permit Participants to (i) select the Earnings Measures that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Measures prospectively at any time. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

(c) FICA/Medicare taxes, etc. To the extent any amount deferred or credited hereunder to the Account of a Participant is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis rather than when distributed, all as determined by the Administrator, then the Administrator shall require that the Participant either (i) timely pay such taxes in cash by separate check to the Employer, or (ii) make other arrangements satisfactory to the Employer (e.g., additional withholding from other wage

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payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Administrator may suspend the Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

5. Payment of Deferred Amounts. The Participant’s Employer shall make distributions of Account balances as provided in this Section. All distributions shall be in cash.

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”), adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(i) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(ii) upon termination of the Participant’s employment or consulting relationship with the Employer.

A fixed-period election shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of being notified of eligibility to participate, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable. Amounts distributable pursuant to a fixed-period election shall be paid in a lump sum. If the Participant’s employment or consulting relationship with the Employer terminates prior to the payment date specified in any fixed-period election, amounts that would otherwise have been payable under (i) above pursuant to such election shall instead be paid in a lump sum upon such termination.

A Participant shall be deemed to have elected a distribution under (ii) above as to any portion of his or her Account for which an effective fixed-period election has not been made. Subject to such rules as the Administrator may prescribe, a Participant may elect to have amounts distributable under (ii) above paid either in a lump sum or in equal monthly installments over a period of five, ten or fifteen years (a “form of payment election”), and may change such election at any time prior to termination of employment or termination of the consulting relationship. However, a Participant may have only one form of payment election in effect at any time, and it shall control the manner in which the entirety of the Participant’s Account distributable under (ii) above will be paid. Moreover, except for a Participant’s initial form of payment election made in connection with his or her commencement of participation in the Plan, no such election or change in election shall be effective unless made more than three years prior to termination of the Participant’s employment or consulting relationship with the Company. In the absence of any effective form of payment election, all amounts distributable to a Participant under

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the Plan shall be paid in a lump sum. The Administrator may also in its discretion accelerate the distribution under (ii) above, including payment of a lump sum, to a Participant who elected an installment payout and who terminates employment prior to age 55 with less than 10 years of service with all Employers.

(b) Distributions upon death. Each Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Participant’s death; but if no such beneficiary designation is in effect at the time of the Participant’s death, or if the Participant’s beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the executor or administrator of the Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator reserves the right to distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum or other form of payment. The spouse of a married Participant who has not consented in writing, on such form as the Administrator may prescribe, to a designation by the Participant of one or more non-spouse beneficiary(ies) shall be treated as the designated primary beneficiary for 50% of any portion of the Participant’s Account remaining undistributed at the Participant’s death (or such larger amount as the Participant shall have specified in his or her beneficiary designation, if any, in effect at the time of the Participant’s death). If application of the preceding sentence results in the Participant’s spouse being treated as the designated primary beneficiary for any portion of the Participant’s Account which would otherwise have been distributed to others, the Administrator shall reduce the amount payable to the other designated beneficiary(ies), if any, in such equitable manner as it deems appropriate under the circumstances.

(c) Hardship. If a Participant suffers an unforeseeable financial emergency (caused by an event beyond the Participant’s control) prior to the payment in full of his or her Account, the Participant may apply in writing for an extraordinary distribution under this paragraph. If the Administrator in its discretion determines that an unforeseeable financial emergency has occurred, the Participant’s Employer will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant’s Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes).

(d) Other Withdrawals. A Participant may at any time elect to withdraw the entirety of his or her Accounts less a 10% withdrawal penalty (in addition to any applicable tax withholding). Any such election shall be made in such manner and upon such prior notice as the Administrator may prescribe. A Participant who elects a withdrawal under this Section 5(d) shall thereby be barred from future participation in the Plan and shall cease to be a Participant.

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(e) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each such installment shall be determined so as to result in equal installments over the installment period, applying the following special rules and assumptions: (i) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions are to commence and the preceding four calendar years, and (ii) notional earnings (calculated using the Earnings Measure described in (i) above) shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year. For purposes of this paragraph, the Moody’s Rate for any calendar year is the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages — Av. Corp.”, as published for the month of November preceding the calendar year.

(f) Section 162(m). Notwithstanding any other provision of the Plan, prior to a Change in Control (as that term is defined in RSP as in effect immediately prior to such a Change) the Administrator may defer payment of any portion of a distribution hereunder if in the judgment of the Administrator such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 4(b) and shall be paid on the earlier of (i) the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator, or (ii) the date of Change in Control (as so defined).

(g) Taxes. All distributions under the Plan shall be subject to reduction for applicable tax withholding.

6. Assignment. Each Employer’s obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries. Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

7. Plan To Be Unfunded, Etc. The Plan is intended to be a “pension plan” (within the meaning of Section 3(2) of ERISA) that is unfunded for ERISA and tax purposes and that

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qualifies for the exemptions described in ERISA Sections 201(a)(2), 301(a)(3) and 401(a)(1). The Administrator shall be the “plan administrator” of the Plan and shall have discretion to construe its terms and determine each Eligible Employee’s or Participant’s eligibility for deferrals or distributions hereunder. If any person claims any benefit hereunder, the Administrator shall make and communicate its decision with respect to the claim within 90 days from the date the claim was received. Where special circumstances require additional time for processing the claim, the ninety-day response period may be extended by the Administrator to 180 days. If the Administrator does not render a written determination prior to the expiration of such 90-day (or 180-day) period, the claim will be deemed denied. If a claim hereunder is denied, the claimant may, within 60 days of such denial, appeal the denial by written request for review delivered to the Board or its designate, which request may include a request to review pertinent documents and to submit issues and comments in writing. The Board or its designate shall render a decision on the appeal within 60 days (or, if special circumstances require an extension of the time for processing, 120 days) after receipt of the request for review; but if no written decision is rendered within such period(s), the appeal will be deemed denied.

Nothing in this Section or in Section 4(b) shall be construed as prohibiting the Employer from establishing and maintaining a “rabbi trust” or similar trust or account in connection with the Plan, so long as the maintenance and funding of such a trust or account does not jeopardize the unfunded status of the Plan under ERISA or effective tax deferral under the Code.

8. No Contract of Employment. By participating in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan or in its operation, including deferrals hereunder, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

9. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such action shall, without the consent of the affected Participant, reduce the balance of any Participant’s Account below what it was immediately prior to the taking of such action; and further provided, that upon and following a Change in Control (as defined in RSP as in effect immediately prior to such a Change), no amendment shall result in the further deferral of payments that have been delayed by reason of the operation of Section 5(e) above. If it determines such action to be necessary to preserve or reinstate the Plan’s status as a “top hat” plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from

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Participation in the Plan and cause his or her Account to be promptly distributed, or may make such changes in the deferral or distribution rules hereunder as are reasonably determined by the Administrator to be necessary to accomplish such result or results. Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, provide for immediate distribution of Accounts to the affected Participants.

10. Administration of the Plan. The Administrator shall have full power to interpret and administer the Plan and determine the eligibility of any person for benefits hereunder and the amount of any such benefit, in its discretion. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine their remuneration eligible for deferral under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 1st day of January 1995.

By:	Karen M. Morrissey

Its:	Vice President

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Appendix A

Employers Participating in the Plan

Cabot Corporation

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AMENDMENT 1997-1

TO

CABOT CORPORATION

DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Deferred Compensation Plan (the “Plan”), hereby amends the Plan, as follows, effective as of June 1, 1997:

1.	Section 1 is amended by inserting the phrase “and non-employee directors” after the word “employees”.

2.	The following defined terms are added to Section 2 immediately following the definition of “CRISP”:

“Director: Any member of the Board other than an employee of any Employer.

“Director Fees”: The cash annual retainer fees and meeting fees paid by the Company as compensation for service on the Board or any committee thereof.

3.	The definitions of “Eligible Pay”, “Moody’s Rate” and “Participant” in Section 2 are amended in their entireties to read as follows:

“Eligible Pay”: Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; (ii) in the case of a Consultant: the consulting fees payable by the Employer; and (iii) in the case of a Director: Director Fees. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases; provided, that any such change affecting Director Fees shall also require the approval of the Board.

“Moodys Rate”: For any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

“Participant”: A Consultant, Eligible Employee or Director who participates in the Plan.

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4.	Section 2 is further amended by (i) adding the phrase “, and to Directors” at the end of the definition of “Employer” and (ii) adding the following to the definition of “Earnings Measure”:

In the case of Eligible Pay deferred by a Director, the Earnings Measure applied under Section 4(b) below shall be limited to one of the following: (i) a notional interest rate equal (for each year) to the Moody’s Rate for such year, or (ii) deemed investment in (i.e. phantom units of) common stock of the Company. If the Earnings Measure is based on the Moody’s Rate, all Eligible Pay deferred by a Director during a calendar year shall be credited to the Director’s Account as of the first day of such calendar year. If the Earnings Measure is based on common stock of the Company, all Eligible Pay deferred by a Director during a calendar quarter shall be credited to the Director’s Account in phantom stock units as of, and based on the closing price for the Company common stock on the New York Stock Exchange on, the last trading day of such quarter, and phantom dividends on such Account (based on the balance of phantom stock units in such Account on the record date for each dividend declared on shares of Company common stock) shall be added to such Account in phantom stock units as of, and based on the closing price for the common stock on the New York Stock Exchange on, the date dividends are actually paid on the common stock.

5.	Section 3 is amended by adding thereto a new Section 3(e) to read in its entirety as follows:

(e) Special rules for Directors. The provisions of this Section 3(e) shall apply, in the case of a Director, in lieu of the provisions of Sections 3(a) through (d) above. A Director may defer up to 100% of any Eligible Pay for any calendar year commencing on or after January 1, 1998 by completing and delivering a deferral election in accordance with Section 3(d) above not later than September 15 of the preceding year. A Director who is serving as such on June 1, 1997 may defer up to 100% of any Eligible Pay earned in the third and fourth quarters of calendar year 1997 by completing and delivering a deferral election in accordance with Section 3(d) above not later than June 30, 1997. Any individual who becomes a Director after June 1, 1997 may elect within 30 days after becoming a Director to defer up to 100% of any Eligible Pay earned in the remainder of the calendar year in which such individual becomes a Director (and the following calendar year, if such individual becomes a Director between August 16 and December 31 of any calendar year) by completing and delivering a deferral election in accordance with Section 3(d) above within such 30-day period. A

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Director’s Eligible Pay shall be treated as earned on the date it would be paid if not deferred hereunder. The minimum amount that a Director may defer for any calendar year shall be $2,000.

6.	Section 4(b) is amended in its entirety to read as follows:

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings shall be based on one Earnings Measure selected by the Participant from such Earnings Measures as the Administrator may specify. Subject to Sections 5(e)(iii) and (iv) below, the next sentence and such other rules and regulations as the Administrator may require, the Administrator may, but need not, permit Participants to (i) select an Earnings Measure that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Earnings Measure to another specified Earnings Measure. Notwithstanding any provision of this Plan to the contrary, (i) a Participant may only select one Earnings Measure to apply to his or her entire Account at any one time, and (ii) the effective date of any change in Earnings Measure must be a prospective January 1. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for the purposes of the Plan.

7.	Section 5(a) is amended by (i) inserting the phrase “, service as a Director” after the word “employment” the first, second and fourth times it appears, (ii) replacing the phrase “termination of employment or termination of the consulting relationship,” with the phrase “termination of the Participant’s employment, service as a Director or consulting relationship with the Employer” and (ii) deleting the word “equal”.

8.	Section 5(e) is amended in its entirety to read as follows:

(e) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each installment shall be determined applying the following special rules:

(i) If the Earnings Measure in effect for the Account when installments begin is the Moody’s Rate, the amount of each installment shall be determined so

3

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

as to result in equal installments over the installment period, applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year.

(ii) If the Earnings Measure in effect for the Account is not the Moody’s Rate, the Account balance of the Participant shall be calculated as of the close of business on the first business day of each month during the installment period, and the monthly installment for that month shall be calculated by dividing this balance by the remaining number of monthly payments due the Participant. By way of example, if the Participant elects 120 monthly installments, the first payment shall be 1/120 of the account balance, calculated as of the first business day of the first month. The following month, the payment shall be 1/119 of the account balance calculated as of the first business day of the second month.

(iii) If the Earnings Measure in effect for the Account when installments begin is not the Moody’s Rate, the Participant, subject to Section 4(b) above, may at any time during the installment period change the Earnings Measure in effect for the Account to the Moody’s Rate effective as of the next January 1. The Account balance as of such January 1 shall be paid out in equal installments over the remainder of the installment period, with the amount of the installments determined applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the remainder of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the calendar year in which the equal installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the remainder of the installment period by the aggregate amount of the installment payments to be made for that year.

(iv) Notwithstanding any provisions of this Plan to the contrary, if the Earnings Measure in effect for an Account when installments begin is the Moody’s Rate, or if the Participant changes the Earnings Measure to the Moody’s Rate during the course of the installment period in accordance with Section 5(e)(iii) above, the Participant may not subsequently change the Earnings Measure.

4

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

In Witness Whereof, the Company has caused this Amendment to be signed by it’s duly authorized officer this 30th day of June 1997.

CABOT CORPORATION

By:	/s/ Karen M. Morrissey

Its:	Vice President

5

AMENDMENT NO. 1

TO

CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan (the “Plan”), hereby amends the Plan, as follows, effective from November 9, 2007:

The third paragraph of Section 5(a) is amended in its entirety to read as follows:

“Upon making a separation-from-service election, a Participant may elect to have amounts distributable pursuant to such election paid either in a lump sum or in installments over a period of five, ten or fifteen years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following such separation from service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid monthly and shall commence as of the first day of the calendar year following the date such Participant separates from service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director separates from service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s separation from service, all amounts distributable to such Participant under (ii) above shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such separation.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 9th day of November, 2007.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Its:	Vice President-Human Resources

AMENDMENT NO. 2

TO

CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan, as amended November 9, 2007 (the “Plan”), hereby amends the Plan, as follows, effective January 1, 2009:

1. The following definitions are added as Sections 2.16 and 2.17 and the prior Section 2.16 is renumbered as 2.18:

Section 2.16 “Separation from Service”. A “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h)) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treas. Regs. § 1.409A-1(h)(3). Wherever the terms “separation from service”, “termination of employment” (or other correlative terms) appearing in the Plan affect a Participant’s entitlement to, or the timing of, the payment of any amount of deferred compensation subject to Section 409A of the Code, such terms shall be construed to require a “Separation from Service” as defined in this Section 2.16.

Section 2.17 “Specified Employee”. A Participant who (i) has a Separation from Service in the period beginning July 1 of any given year and ending June 30 of the following year and (ii) was a “key employee” (determined under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the 12-month period ending on the March 31 immediately preceding such July 1; provided, however, that such Participant will be treated as a Specified Employee hereunder only if at the date of such Participant’s Separation from Service, the Company (or any other corporation forming part of the Employer) is a corporation any stock of which is publicly traded on an established securities market or otherwise.

2. Section 5(a) is amended in its entirety to read as follows:

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”)

(i) consisting of the Participant’s deferrals under Section 3, adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(x) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(y) upon the Participant’s Separation from Service (a “separation-from-service election”); and

(ii) consisting of credits to the Participant’s Account made by the Employer, adjusted for notional earnings under Section 4(b) above, shall be paid upon the Participant’s Separation from Service.

Any election made under this Section 5(a) shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable.

An amount distributable pursuant to a fixed-period election shall be paid in a lump sum in January of the year specified in such fixed-period election (a “fixed-period payment date”). Any amount distributable pursuant to 5(a)(ii) for the deferral year to which a fixed-period election relates shall be paid in a lump sum as soon as reasonably practicable upon the Participant’s Separation from Service, but no later than 60 days following such Separation. If the Participant Separates from Service prior to a fixed-period payment date, the amount that would otherwise have been payable on such date shall instead be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such Separation.

Upon making a separation-from-service election, a Participant may elect to have amounts distributable under both sections 5(a)(i) and 5(a)(ii) for the deferral year to which such election relates paid either in a lump sum or in installments over a period of three, five or ten years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following the Participant’s Separation from Service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid biweekly in each regular payroll payment of the Company and shall commence as of the first payroll period of the Company in the calendar year following the calendar year in which such Participant Separates from Service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director Separates from Service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s Separation from Service, all amounts otherwise distributable to such Participant as installments shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such Separation.

A Participant may have more than one fixed-period payment election in effect at one time with respect to his or her Account and may have both a fixed-period payment election or elections and a separation-from-service election in effect at one time with respect to his or her Account. For example, a Participant may elect to have deferrals for 2008 paid in 2012, deferrals for 2009 paid upon Separation from Service, and deferrals for 2010 paid in 2015. However, except as provided below in Section 5(c), a Participant may have only one form of payment election in effect at any time with respect to all amounts the Participant has elected to have paid upon Separation from Service under Sections 5(a)(i)(y) and 5(a)(ii).

3. Section 5(d) is amended in its entirety to read as follows:

“Key Employees. Notwithstanding the provisions of Section (a) above, any lump sum payment distributable upon the separation from service of a Participant who is a Specified Employee shall be paid on the date that is six months after the date of the Participant’s Separation from Service. If a Participant who is a Specified Employee has elected an installment form of payment, any installment payments payable during the first six months following the date of such Participant’s separation from service shall instead be paid on the later of (i) the date provided in Section 5(a) and (ii) the date that is six months following such Participant’s Separation from Service.”

4. The second sentence of Section 5(e) is replaced in its entirety with the following two sentences:

“If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 90 days, following such Participant’s death; provided, however, that the Company shall not be liable to the Participant nor to the estate nor beneficiary of the Participant, by reason of any acceleration of income or additional tax under Section 409A of the Code, or for any other reason in connection with the timely payment of any amount under this Section 5(e). The Administrator reserves the right to request a certified death certificate or other confirmation of death satisfactory to the Administrator at his or her discretion with respect to a payment to be made to the Participant’s beneficiary, and if so requested by the Administrator, the provision of such confirmation of death shall be a precondition to payment to the Participant’s beneficiary.”

5. Section 5(g)(ii) is amended by replacing the word “monthly” each place it occurs in such Section with the word “biweekly.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 31st day of December, 2008.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Its:	Vice President-Human Resources

AMENDMENT NO. 3

TO CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Effective January 1, 2013, Section 4(a) is amended by deleting in clause (i) the words “an amount equal to 10% of any base salary” and inserting in their place the words: “in the case of a Participant who is an Eligible Employee of Cabot Corporation, Cabot Specialty Fluids, Inc. or Oxonica Materials, Inc., an amount equal to 10% of Eligible Pay, as “Eligible Pay” is defined in Section 2.10(i), and in the case of a Participant who is an Eligible Employee of Norit Americas, Inc., an amount equal to 10% of base salary.”

2.	Effective July 28, 2010, Oxonica Materials, Inc. (OMI), is added to the list of “Employers Participating in the Plan” in Appendix A.

3.	Effective December 31, 2012, Norit Americas, Inc. is added to the list of “Employers Participating in the Plan” in Appendix A.

IN WITNESS WHEREOF, Cabot Corporation has caused this instrument of amendment to be executed by its duly authorized officer this 7th day of December, 2012.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Name:	Robby D. Sisco

Title:	Senior Vice President

APPENDIX C

(Cabot Corporation Supplemental Retirement Savings Plan, as amended and in effect December 31, 2013)

Appendix C-Amended and Restated Supplemental Retirement Savings Plan dated 1/1/09, as amended 1/1/13, with Appendix A, Supplemental Retirement Savings Plan dated 12/11/02

CABOT CORPORATION

AMENDED AND RESTATED

SUPPLEMENTAL RETIREMENT SAVINGS PLAN

PREAMBLE

Cabot Corporation (the “Corporation”) initially adopted the Cabot Corporation Supplemental Retirement Incentive Savings Plan, a nonqualified supplemental plan, pursuant to a vote of the Board of Directors of the Corporation on February 10, 1984. The Supplemental Retirement Incentive Savings Plan incorporated a supplemental profit-sharing plan previously authorized by the Board of Directors on September 10, 1976. The Supplemental Retirement Incentive Savings Plan was amended and restated effective September 9, 1988, and subsequently amended from time to time. The Corporation adopted the Cabot Corporation Supplemental Employee Stock Ownership Plan pursuant to a vote of the Board of Directors, effective September 9, 1988, and subsequently amended the plan from time to time.

Effective December 31, 2000, the Cabot Corporation Retirement Incentive Savings Plan was merged with and into the Cabot Corporation Employee Stock Ownership Plan, and the combined amended and restated plan was renamed the Cabot Corporation Retirement Savings Plan (the “CRSP”). Further, effective December 31, 2000, the Supplemental Retirement Incentive Savings Plan was merged with and into the Supplemental Employee Stock Ownership Plan, and the combined amended and restated plan was renamed the Cabot Supplemental Retirement Savings Plan (the “Plan”).

The 2008 amendment and restatement of the Plan set forth herein is intended inter alia to conform the Plan to the requirements of Section 409A of the Internal Revenue Code, as amended from time to time, including the transition rules and exemptive relief provisions thereunder (“Section 409A”), and shall be construed consistent with that intent. For purposes of Section 409A compliance, the Plan consists of two parts: (i) amounts deferred on behalf of a Participant that were earned and vested on or after January 1, 2005, including all income, gains and losses credited or charged with respect thereto (“Section 409A deferrals”) and (ii) amounts deferred on behalf of a Participant that were earned and vested on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”). With respect to Section 409A deferrals, the Plan is intended to comply with the requirements of Section 409A and shall be interpreted and administered in a manner consistent with such requirements. With respect to grandfathered deferrals, the Plan is intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

The provisions of this amended and restated Plan are effective as of January 1, 2009 except with respect to grandfathered deferrals, which will continue to be governed by the terms of the Plan as in effect on December 31, 2004. The grandfathered deferrals have not been amended or modified after October 3, 2004, and a copy of the Plan as in effect on December 31, 2004 is attached hereto as Appendix A.

The purpose of the Plan is to provide benefits to a designated group of managers who are highly compensated employees of the Corporation or its subsidiaries, supplemental to benefits provided under the CRSP. The Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time.

Except as otherwise specifically provided herein, the rights and benefits, if any, of an individual who was a participant in the Plan (including any component predecessor plan) and who ceased to be a participant on or prior to December 31, 2008, will be determined in accordance with the provisions of the Plan as in effect on the date he or she ceased to be a participant and in accordance with the requirements of Section 409A as applicable.

SECTION 1 Definitions

When used herein, capitalized words and phrases shall have the following meanings. Capitalized words and phrases that are not defined herein shall have the meanings assigned to them in the CRSP.

1.1. “Applicable Matching Percentage” means (i) for any period for which Basic Matching Contributions but no discretionary Matching Contributions are made under Section 6.5(a) of the CRSP, five and five-eighths (5.625%) percent; and (ii) for any period for which discretionary Matching Contributions are made under the CRSP, 5.625% plus the maximum rate (expressed as a percentage of Compensation) at which discretionary Matching Contributions are made for such period with respect to any participant in the CRSP.

1.2. “Beneficiary” means the individual(s) or entity(ies) entitled under Section 3.6 below to receive any benefits hereunder upon the death of a Supplemental Plan Participant.

1.3. “CRSP” means the Cabot Corporation Retirement Savings Plan.

1.4. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

1.5. “Committee” means the Benefits Committee as defined in the CRSP.

1.6. “Corporation” means Cabot Corporation.

1.7. “Employer” means the Corporation and/or any Affiliated Employer, as required by the context.

1.8. “Memorandum Account” means the account established by the Corporation on behalf of each Supplemental Plan Participant, to which amounts described in Sections 3.1 shall be credited. The Committee shall establish such subaccounts as may be necessary or desirable to implement the terms of this Plan.

1.9. “Plan” means this Supplemental Retirement Savings Plan.

1.10. “Retirement” means Separation from Service with the Corporation and other Affiliated Employers by the Supplemental Plan Participant following attainment of his or her Early Retirement Date or Normal Retirement Date. An individual who has Separated from Service by reason of Retirement shall be treated as having “Retired.”

1.11. “Section 409A” means Section 409A of the Code and guidance issued thereunder.

1.12. “Separation from Service” means and correlative terms mean a “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h)) from (i) in the case of a Participant employed by the Corporation, the Corporation and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Corporation under Treas. Regs. § 1.409A-1(h)(3) or (ii) in the case of a Participant employed by an Affiliated Employer other than the Corporation, such Affiliated Employer and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with such Affiliated Employer under Treas. Regs. § 1.409A-1(h)(3).

1.13. “Specified Employee” means a Supplemental Plan Participant who (i) has a Separation from Service in the period beginning July 1 of any given year and ending June 30 of the following year and (ii) was a “key employee” (determined under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the 12-month period ending on the March 31 immediately preceding such July 1; provided, however, that such Participant will be treated as a Specified Employee hereunder only if on the date of such Participant’s Separation from Service, the Company (or any other corporation forming part of the Employer) is a corporation any stock of which is publicly traded on an established securities market or otherwise.

1.14. “Supplemental Plan Participant” means an individual who participates in the Plan in accordance with Section 2 below.

1.15. “Valuation Date” means any business day the New York Stock Exchange is open for trading and such other date or dates as may be specified by the Investment Committee of the Corporation from time to time.

SECTION 2 Participation

2.1. Participation. Any person who was a participant in the Plan on December 31, 2008, will continue to participate in the Plan in accordance with its terms after such date. Each other individual who is a participant in the CRSP shall begin participation in and shall accrue benefits as provided in Section 3 from the first day of the first month following the date that such individual satisfies either (a) or (b) below, and, with respect to accruals described in Section 3.1(a), also satisfies (c) below.

(a) This Section 2.1(a) is satisfied if such individual’s base salary for any such year (as determined by the Committee), before reduction for deferrals, if any, under the CRSP, the Corporation’s nonqualified Deferred Compensation Plan, or any salary deferral under Sections 125 and 132 of the Code, equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

(b) This Section 2.1(b) is satisfied if such individual’s Compensation for such year, reduced for deferrals, if any, under the Corporation’s nonqualified Deferred Compensation Plan equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

(c) This Section 2.1(c) is satisfied if, for such year (or for such portion of the year during which he or she satisfies the requirements of (a) or (b) above) such individual has elected to participate in pre-tax deferrals and/or after-tax contributions under the CRSP to the maximum extent permissible thereunder (taking into account any limitations imposed under the CRSP to comply with the qualification requirements of the Code) and accordingly has received the maximum possible Matching Contribution under the CRSP.

For purposes of Section 3(36) of ERISA, the Plan shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of section 415 of the Code.

SECTION 3 Benefits

3.1. Credits to Memorandum Accounts.

(a) For each Plan Quarter for which Matching Contributions are made to the CRSP, the Committee shall, as soon as practicable after the close of such quarter accrue to the Memorandum Account of each individual who is a Supplemental Plan Participant for all or any part of such period, an amount equal to the excess of (i) the Applicable Matching Percentage of the Supplemental Plan Participant’s Compensation for such period (such Compensation to be determined, solely for this purpose, without regard to the limitations described in the last paragraph of Section 2.22 of the CRSP, but taking into account the limitations described in Section 2.22(b) of the CRSP), over (ii) the sum of (A) the amount which is actually allocated to the Supplemental Plan Participant’s Matching Contribution Account in the CRSP with respect to such period, plus (B) any additional credit made for the benefit of the Supplemental Plan Participant with respect to such period under Section 4(a)(ii) of the Corporation’s nonqualified Deferred Compensation Plan.

(b) (i) As soon as practicable after the end of each Plan Year, the Committee shall also accrue to each Supplemental Plan Participant’s Memorandum Account an amount equal to the amount (if any) that would have been contributed for the benefit of the Supplemental Plan Participant by his or her Employer under Section 6.6 of the CRSP for such Plan Year had the limitations of Sections 401(a)(17) and 415 of the Code and the corresponding limitations under the CRSP not applied and had such contributions and allocations under the CRSP been based on Compensation increased (but only if Section 2.1(a) is satisfied) by deferrals (if any) under the Corporation’s nonqualified Deferred Compensation Plan, such amount to be reduced by the amount (if any) which is actually contributed and allocated under Section 6.6 of the CRSP to the Supplemental Plan Participant’s Matching Contribution Account.

(c) (ii) As soon as practicable after the last business day of each Plan Quarter, the Committee shall also accrue to each Supplemental Plan Participant’s Memorandum Account an amount equal to the amount (if any) that would have been contributed to the Supplemental Plan Participant’s ESOP Allocation Account by his or her Employer under Sections 7.5 of the CRSP for such Plan Quarter had the limitations of Sections 401(a) (17) and 415 of the Code and the corresponding limitations under the CRSP not applied and had such contributions and allocations under the CRSP been based on Compensation increased (but only if Section 2.1(a) is satisfied) by deferrals (if any) under the Corporation’s nonqualified Deferred Compensation Plan, such amount to be reduced by the amount (if any) which is actually contributed and allocated to the Supplemental Plan Participant’s ESOP Allocation Account under Section 7.5 of the CRSP.

(d) Amounts accrued hereunder shall be converted to units and treated as if invested in the Cabot Stock Fund under the CRSP, except as provided in Section 3.1(e). With respect to each unit credited to a Supplemental Plan Participant’s Memorandum Account (i) for the period prior to a Supplemental Plan Participant’s Separation from Service, an amount equivalent to each cash dividend paid with respect to a share in the Cabot Stock Fund will be treated as being paid and reinvested in the Cabot Stock Fund and (ii) from and after the date of a Supplemental Plan Participant’s Separation from Service, an amount equivalent to each cash dividend paid with respect to a share in the Cabot Stock Fund will be credited to a cash subaccount of such Participant’s Memorandum Account.

(e) From and after the date of a Change in Control, each Memorandum Account shall be treated as if invested (i) in a fixed-income vehicle earning interest at the rate earned by the most currently issued 10-year Treasury Notes on the date of reference or (ii) on such other reasonable basis as the Committee shall determine from time to time; provided, that this paragraph shall operate to change the basis for measuring investment return on Memorandum Accounts upon a Change in Control only if such change would then be consistent with continued exemption of interests hereunder from the definition of “derivative securities” under Rule 16a-1(c) promulgated under the Securities Exchange Act of 1934, as amended (or any successor Rule). The earnings shall be determined and shall accrue as of each Valuation Date until all amounts have been paid to or on behalf of the Supplemental Plan Participant.

3.2. Amount, Form and Timing of Benefit Payments.

(a) In General. In the event of a Supplemental Plan Participant’s Separation from Service with the Employer for any reason, his or her vested balance under the Plan shall be paid, in the case of a single payment, within 60 days following such Separation or, in the case of annual installment payments, the first installment payment shall be made within 90 days following such Separation from Service, with subsequent payments made in January of each year thereafter. Notwithstanding the above, in the case of a Supplemental Plan Participant who is a Specified Employee, payment shall be made, in the case of a single payment, on the date that is six (6) months following the date of such Separation or, in the case of annual installment payments, the first payment shall be made on the date that is six (6) months following such Separation, with subsequent payments made in January of each year thereafter.

All amounts payable hereunder shall be paid in cash or whole shares of common stock of the Corporation as follows:

(i) If a Supplemental Plan Participant was employed by the Employer on or after January 1, 2002, then payment shall be made in common stock; and

(ii) If a Supplement Plan Participant terminated employment with the Employer prior to January 1, 2002, then such payment shall be made in cash, unless such individual irrevocably elected, at such time and in such manner as prescribed by the Committee, to receive payment in common stock. A Supplemental Plan Participant shall be entitled to make one such election.

Paragraphs (i) and (ii) above, notwithstanding, amounts represented by fractional shares of common stock shall be paid in cash.

For purposes of this paragraph, the vested balance of a Supplemental Plan Participant’s benefit under the Plan shall mean:

(i) in the event of a Supplemental Plan Participant’s termination of employment with the Employer by reason of Retirement, death or becoming a Disabled Participant, the entire balance of his or her Memorandum Account; and

(ii) in the event of a Supplemental Plan Participant’s termination of employment with the Employer other than by reason of Retirement, death or becoming a Disabled Participant, the product of (A) the balance of his or her Memorandum Account determined under Section 3.1, times (B) the percentage representing the vested interest of such Supplemental Plan Participant in his or her CRSP Account as determined under the vesting rules applicable to a Supplemental Plan Participant’s Matching Account, Discretionary Contributions Account, and ESOP Allocation Account under the CRSP.

(b) Form-of-Payment Election. A Supplemental Plan Participant may elect to receive his or her benefits payable under the Plan in either a single payment or in annual installments for 3, 5 or 10 years (a “form-of-payment election”). Any person who is or was a Supplemental Plan Participant on December 31, 2008 and who has Section 409A deferrals under the Plan shall deliver a form-of-payment election in writing in a form and manner acceptable to the Committee on or before December 31, 2008. Such form-of-payment election will become irrevocable on December 31, 2008 (subject to Section 3.2(d)) and will be effective with respect to all Section 409A deferrals of the Supplemental Plan Participant. A Supplemental Plan Participant who first becomes eligible to participate in the Plan on or after January 1, 2009 shall make a form-of-payment election in accordance with Section 3.2(c). If a Supplemental Plan Participant does not make any election with respect to the payment of his or her Memorandum Account, then such benefits shall be paid in a single payment as described in Section 3.2(a). If the Supplemental Plan Participant’s Memorandum Account is to be distributed in installments, the amount of each installment shall be calculated so as to result in equal installments over the installment period by (1) dividing the balance of the Supplemental Plan Participant’s Memorandum Account on the date of Separation from Service by the closing price of one share of Cabot common stock on the New York Stock Exchange on such date and (2) dividing the amount obtained in (1) by the number of installments to be paid. Any amount(s) credited to a cash subaccount pursuant to Section 3.1(d) shall be paid in cash with the installment payment next following the date such amount is credited to the subaccount. Except as provided below in Section 3.2(f), a Supplemental Plan Participant may have only one form-of-payment election in effect at any time with respect to his or her Memorandum Account and such election shall control the manner in which the entirety of the Account will be paid.

(c) First Year of Participation. Notwithstanding Section 3.2(b) above, an individual who first satisfies the eligibility criteria of the Plan during the course of a calendar year and accordingly accrues a benefit under Section 2.1 for such calendar year may make a form-of-payment election by delivering to the Committee or its designee an election in writing, in a form and manner acceptable to the Committee or its designee, by December 31 of such calendar year, and such election shall govern the payment of any benefits accrued during such calendar year and subsequent years. If a Supplemental Plan Participant does not make any election with respect to the payment of his or her Memorandum Account, then such benefits shall be paid in a single payment as described in Section 3.2(a). This Section 3.2(c) is intended to comply with Treas. Regs. § 1.409A-2(a)(7)(iii) (relating to first year of eligibility in excess benefit plans), and shall be construed accordingly.

(d) Election Changes in General. The Supplemental Plan Participant may change his or her form-of-payment election by submitting a new election to the Committee or its designee, provided, that no election made under this Section 3.2(d) shall take effect until twelve (12) months after it is made. Except as provided in Section 3.2(e) below, if a Supplemental Plan Participant changes a form-of-payment election, payment or commencement of payment of the benefit payable under the new form-of-payment election shall be delayed by five years measured from the date on which the pre-change form of payment would have been made or commenced. For example, (A) under a valid change in payment form from a single payment to installments, the first installment payment shall be made five years after the date the single payment would otherwise have been paid, and (B) under a valid change from an installment form of payment to a single payment, the single payment shall be paid five years after the first installment would have been made. Any change election made in accordance with this Section 3.2(d) shall be binding on the Supplemental Plan Participant when made and may be altered only by a subsequent change election that complies with the requirements of this Section 3.2(d).

(e) Section 409A Transition Period. Notwithstanding the above, a Supplemental Plan Participant may, consistent with the transition rules under Section 409A, change a form-of-payment election without regard to the limitations of Section 3.2(d) above if such election is made in writing in a form and manner acceptable to the Committee or its designee on or before December 31, 2008; provided, however, that such election will not be effective with respect to a Supplemental Plan Participant who Separates or Separated from Service in the same calendar year in which such election is made.

(f) Grandfathered Deferrals. Notwithstanding the above, (i) a form-of-payment election as described in Section 3.2(b), (ii) a changed form-of-payment election as described in Section 3.2(d) and (iii) a transition election as described in Section 3.2(e) in each case will apply only to the portion of a Supplemental Plan Participant’s Memorandum Account that is attributable to Section 409A deferrals as defined in the Preamble of the Plan. A Supplemental Plan Participant may elect a form of payment or change a form-of-payment election with respect to grandfathered deferrals only in accordance with the terms of the Plan as in effect on December 31, 2004 (Appendix A). Accordingly, and notwithstanding anything herein to the contrary, a Supplemental Plan Participant who has both grandfathered and Section 409A deferrals under the Plan may have separate form-of-payment elections in effect at one time with respect to each type of deferral.

(g) Accounts less than $50,000. Notwithstanding a Participant’s election under Section 3.2(b) to receive installment payments, if the present value of the amount to be paid in installments as calculated pursuant to Section 3.2(b) is less than $50,000 at the time of the Participant’s Separation from Service, the Committee shall distribute the vested balance of such Participant’s Memorandum Account in a single payment within 60 days following such Separation.

(h) Death of Participant. If a Supplemental Plan Participant dies while still employed by the Employer, or following a Separation from Service but prior to the complete distribution of his or her vested benefit, the vested balance of the Supplemental Plan Participant’s account shall be paid to his or her Beneficiary in a lump sum as soon as reasonably practicable, but no later than 60 days, following such Participant’s death; provided, however, that the Company shall not be liable to the Participant nor to the estate nor beneficiary of the Participant, by reason of any acceleration of income or additional tax under Section 409A of the Code, or for any other reason in connection with the timely payment of any amount under this Section 3.2(h). The Committee reserves the right to request a certified death certificate or other confirmation of death satisfactory to the Committee at its discretion with respect to a payment to be made to the Participant’s Beneficiary, and if so requested by the Committee, the provision of such confirmation of death shall be a precondition to payment to the Participant’s Beneficiary.

3.3. Nature of Memorandum Account. The Memorandum Account maintained by the Corporation for a Supplemental Plan Participant shall be a book-entry account only, shall hold no actual shares of the Corporation’s stock, and shall represent no interest in or ownership of any such stock. Supplemental Plan Participants shall have no voting rights or any other shareholder rights by reason of participation in this Plan.

3.4. No Payment While Employed. No amounts accrued hereunder on behalf of a Supplemental Plan Participant may be distributed prior to his or her Separation from Service with the Employer. If a Supplemental Plan Participant who Separated from Service returns to the employ of the Employer, any benefits remaining to be paid to such Supplemental Plan Participant shall continue to be paid pursuant to Section 3.2 as if no such reemployment had occurred.

3.5. Benefits Unfunded. This Plan shall not be construed to create a trust of any kind or a fiduciary relationship between any Employer and a Supplemental Plan Participant. Neither Supplemental Plan Participants nor their beneficiaries, nor any other person, shall have any rights against any Employer or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this Section 3.5, however, shall preclude an Employer from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Employer’s general creditors in the event of bankruptcy or insolvency.

3.6. Designation of Beneficiary. A Supplemental Plan Participant may designate, in writing, one or more beneficiaries under this Supplemental Plan, who may be the same as or different than those named under the CRSP to receive benefits, if any, payable upon the Supplemental Plan Participant’s death; provided, that in the case of a Supplemental Plan Participant who is married at time of death, the Supplemental Plan Participant’s surviving spouse shall be treated as the sole Beneficiary unless he or she has consented (in accordance with procedures similar to those in the CRSP relating to spousal consent) to the designation of one or more other Beneficiaries. In the absence of any beneficiary so designated, benefits payable following death shall be paid to the Supplemental Plan Participant’s surviving spouse, if any; if none, to such person or persons (including the decedent’s estate) as are designated to receive any benefits remaining to be paid under the CRSP; or if none of the foregoing, to such person or persons as shall be designated by the Committee.

SECTION 4 Certain Forfeitures

4.1. Termination for Cause. Notwithstanding anything to the contrary in this Plan, benefits payable hereunder shall be forfeited by the Supplemental Plan Participant if the Supplemental Plan Participant’s Separation from Service was requested by the Employer and the termination was determined by the Committee to be for “cause.” For purposes of this Plan, “cause” shall mean any action or failure to act by the Supplemental Plan Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Supplemental Plan Participant’s duty to his or her Employer. Notwithstanding the foregoing provisions of this Section 4.1, in respect of any termination of a Supplemental Plan Participant’s employment requested by an Employer within the two-year period immediately following a Change in Control, “cause” shall mean only (i) the willful and continued failure by the Supplemental Plan Participant to substantially perform his or her duties with his or her Employer, after a written demand for substantial performance is delivered to the Supplemental Plan Participant by the Employer which demand specifies the manner in which the Employer believes that the Supplemental Plan Participant has not substantially performed the Supplemental Plan Participant’s duties, or (ii) the willful engaging by the Supplemental Plan Participant in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the Supplemental Plan Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Supplemental Plan Participant not in good faith and without reasonable belief that the Supplemental Plan Participant’s act or failure to act was in the best interest of the Employer.

4.2. Other Separations from Service. In the event of a Supplemental Plan Participant’s Separation from Service other than by reason of death, Retirement or becoming a Disabled Participant, that portion of his or her Memorandum Account balance that is not payable under Section 3.2(a) shall be promptly forfeited. If such Supplemental Plan Participant is later reemployed by the Employer under circumstances entitling him or her to a restoration of all or a portion of his or her account balance under the CRSP, the Committee shall make an appropriate corresponding restorative adjustment to his or her Memorandum Account hereunder.

SECTION 5 Administration

5.1. Duties of Committee. This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine, in accordance with Section 3 hereunder, the amount and manner of payment of the benefits due to or on behalf of each Supplemental Plan Participant from this Plan and shall cause them to be paid by the Corporation accordingly. The Committee may delegate its powers, duties and responsibilities to one or more individuals (including in the Committee’s discretion employees of one or more Affiliated Employers) or one or more committees of such individuals.

5.2. Finality of Decision. The decisions made by and the actions taken by the Committee in the administration of this Plan shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Plan.

5.3. Benefit Claims; Appeal and Review.

(a) If any person believes that he or she is being denied any rights or benefits under this Plan, such person may file a claim in writing with the Committee or its designee. If any such claim is denied the Committee or its designee will notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and will contain (i) specific reasons for denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review.

Such notification will be given within 90 days after the claim is received by the Committee or its designee (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim by the Committee.

(b) Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

SECTION 6 Amendment and Termination

6.1. Amendment and Termination. While the Corporation intends to maintain this Plan in conjunction with the CRSP for as long as it deems necessary, the Board of Directors reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate; provided, that no such amendment shall reduce the balance of any Supplemental Plan Participant’s Memorandum Account as of the Valuation Date next preceding the date of such amendment unless the Supplemental Plan Participant consents to such reduction.

Notwithstanding any other provision hereunder, during the two-year period immediately following a Change in Control, this Plan may not be terminated, altered or amended in a way that would decrease future accrual of, eligibility for, or entitlement to, benefits hereunder. This Section 6.1 may not be altered or amended during that same two-year period in any way except with the prior written consent of all of the then Supplemental Plan Participants.

Upon termination of the Plan, payments hereunder shall be accelerated only to the extent permitted by Section 409A.

SECTION 7 Miscellaneous

7.1. No Employment Rights. Nothing contained in this Plan shall be construed as a contract of employment between any Affiliated Employer and a Supplemental Plan Participant, or as giving any Supplemental Plan Participant the right to be continued in the employment of an Affiliated Employer, or as a limitation of the right of an Affiliated Employer to discharge any Supplemental Plan Participant, with or without cause.

7.2. Assignment. Subject to the provisions of this Plan relating to payment of benefits upon the death of a Supplemental Plan Participant, the benefits payable under this Plan may not be assigned, alienated, transferred, pledged, or encumbered.

7.3. Withholding, Etc. Benefits payable under this Plan shall be subject to all applicable federal, state or other tax withholding requirements. To the extent any amount credited hereunder to a Supplemental Plan Participant’s account is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis (or when vested), rather than when distributed, all as determined by the Committee, then the Committee shall require that the Supplemental Plan Participant either (i) timely pay such taxes in cash by separate check to his or her Affiliated Employer, or (ii) make other arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Supplemental Plan Participant fails to pay or provide for such taxes as required, the Committee may suspend the Supplemental Plan Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

7.4. Distribution of Taxable Amounts. Anything in the Plan to the contrary notwithstanding, in the event an amount deferred under the Plan gives rise to an income inclusion under Section 409A, or state, local or foreign tax obligations, or the income tax at source on wages imposed under Section 3401 prior to the time otherwise payable hereunder, an amount equal to the aggregate amount of such income inclusion (in the case of a Section 409A income inclusion) or the aggregate amount of such taxes shall be paid from the affected Supplemental Plan Participant’s Memorandum Account to such Supplemental Plan Participant or Beneficiary, in each case to the extent permitted by Section 409A. Any amount to the credit of a Supplemental Plan Participant’s Account shall be determined to be includible in income under Section 409A upon the earlier of:

(a) determination by the Internal Revenue Service addressed to the Supplemental Plan Participant or Beneficiary which is not appealed; or

(b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service that amounts credited to a Supplemental Plan Participant’s Account are includible in income under Section 409A.

7.5. No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Corporation, Affiliated Employer, the Committee, or any other person or entity that the assets of the Corporation or Affiliated Employers will be sufficient to pay any benefits hereunder. No Supplemental Plan Participant shall have any right to receive a benefit payment under the Plan except in accordance with the terms of the Plan.

The Corporation, Affiliated Employers, and Committee do not in any way guarantee any Supplemental Plan Participant’s Memorandum Account against loss or depreciation, whether caused by poor performance of an earnings measure or by any other event or occurrence. In no event shall the employees, officers, directors, or stockholders of the Corporation or Affiliated Employers be liable to any individual or entity on account of any claim arising by reason of the Plan provisions or any instrument or instruments implementing its provisions, or for the failure of any Supplemental Plan Participant, Beneficiary or other individual or entity to be entitled to any particular tax consequences with respect to the Plan or any credit or payment hereunder.

7.6. Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Committee to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person.

Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Corporation and Affiliated Employers and the Plan therefor.

7.7. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Corporation nor Affiliated Employers, nor any individual acting as employee or agent of the foregoing, nor the Committee shall be liable to any Supplemental Plan Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan. Neither the Corporation nor any of its officers or directors, nor any other person charged with administrative responsibilities under the Plan, shall be liable to any employee or former employee of the Corporation, or to any spouse or other beneficiary of any such employee or former employee, by reason of the failure of any benefit hereunder to comply with the requirements of Section 409A.

7.8. Provisions to Facilitate Plan Operations. If it is impossible or difficult to ascertain the person to receive any benefit under the Plan, the Committee may, in its discretion and subject to applicable law, direct payment to the person it deems appropriate consistent with the Plan’s purposes; or retain such amounts in the Plan for payment to a court pending judicial determination of the rights thereto. Any payment under this Section 7.8 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

7.9. Correction of Payment Mistakes. Any mistake in the payment of a Supplemental Plan Participant’s benefits under the Plan may be corrected by the Committee when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Committee (e.g., adjustment in the amount of future benefit payments, repayment to the Plan of an overpayment, or catch-up payment to a Supplemental Plan Participant for an underpayment). In appropriate circumstances (e.g., where a mistake is not timely discovered), the Committee may waive the making of any correction. A Supplemental Plan Participant or Beneficiary receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Committee.

7.10. Schedules. The Committee may by Schedule modify the benefits available hereunder to one or more specified individuals. The provisions of each such Schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Plan and shall be incorporated herein.

7.11. Law Applicable. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this instrument is executed this 31st day of December, 2008.

CABOT CORPORATION

By:	/s/ Robby D. Sisco
Vice President-Human Resources

APPENDIX A

[copy of December 31, 2004 Plan document]

Appendix A to Amended and Restated
Supplemental Retirement Savings Plan dated
January 1, 2009

CABOT CORPORATION

SUPPLEMENTAL RETIREMENT SAVINGS PLAN

PREAMBLE

Cabot Corporation (the “Corporation”) initially adopted the Cabot Corporation Supplemental Retirement Incentive Savings Plan, a nonqualified supplemental plan, pursuant to a vote of the Board of Directors of the Corporation on February 10, 1984. The Supplemental Retirement Incentive Savings Plan incorporated a supplemental profit-sharing plan previously authorized by the Board of Directors on September 10, 1976. The Supplemental Retirement Incentive Savings Plan was amended and restated effective September 9, 1988, and subsequently amended from time to time. The Corporation adopted the Cabot Corporation Supplemental Employee Stock Ownership Plan pursuant to a vote of the Board of Directors, effective September 9, 1988, and subsequently amended from time to time.

Effective December 31, 2000, the CRISP was merged with and into the ESOP, and the combined amended and restated plan was renamed the Cabot Retirement Savings Plan (the “CRSP”). Similarly, effective December 31, 2000, the Supplemental Retirement Incentive Savings Plan was merged with and into the Supplemental ESOP. The combined amended and restated plan, as set forth herein and renamed the Cabot Supplemental Retirement Savings Plan (the “Plan”), shall be effective from and after December 31, 2000. The purpose of the Plan is to provide benefits to a designated group of managers who are highly compensated employees of the Corporation or its subsidiaries, supplemental to benefits provided under the CRSP.

Except as otherwise specifically provided herein, the rights and benefits, if any, of an individual who was a participant in the Plan (including any component predecessor plan) and who ceased to be an participant on or prior to December 31, 2000, will be determined in accordance with the provisions of the Plan as in effect on the date he or she ceased to be a participant.

SECTION 1

Definitions

When used herein,, the words and phrases defined shall have the following meanings unless a different meaning is clearly required by the context. Terms used herein which are defined in Article 1 of the CRSP shall have the meanings assigned to them in the CRSP unless a different meaning is set forth below.

1.1. “Applicable Matching Percentage” means (i) for any period for which Basic Matching Contributions but no Discretionary Matching Contributions are made under the CRSP, five and five-eighths (5.625%) percent; and (ii) for any period for which Discretionary Matching Contributions are made under the CRSP, 5.625% plus the maximum rate (expressed as a percentage of Compensation) at which Discretionary Matching Contributions are made for such period with respect to any participant in the CRSP.

1.2. “Beneficiary” means the individual(s) or entity(ies) entitled under Section 3.6 below to receive any benefits hereunder upon the death of a Supplemental Plan Participant.

1.3. “Committee” means the Benefits Committee as defined in the CRSP.

1.4. “Memorandum account” means the account established by the Corporation on behalf of each Supplemental Plan Participant, to which amounts described in Sections 3.1 shall be credited. The Committee shall establish such subaccounts as may be necessary or desirable to implement the terms of this Plan. A Supplemental Plan Participant’s Memorandum Account shall include amounts accrued under the Cabot Corporation Supplemental Retirement Incentive Savings Plan and Cabot Corporation Supplemental Employee Stock Ownership Plan as of December 31, 2000, the effective date of the amendment and restatement of this Plan.

1.5. “Retirement” means termination of employment with the Corporation and other Affiliated Employers following attainment by the Supplemental Plan Participant of his or her Early Retirement Age or Normal Retirement Age. An individual whose employment has terminated by reason of Retirement shall be treated as having “Retired.”

1.6. “Supplemental Plan Participant” has the meaning provided in Section 2 below.

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SECTION 2

Participation

2.1. Participation. Any person who was a participant in the Cabot Corporation Supplemental Retirement Incentive Savings Plan or Cabot Corporation Supplemental Employee Stock Ownership Plan on December 31, 2000, will continue to participate in this Plan in accordance with its terms after such date. Each other individual who is a participant in the CRSP shall be eligible to participate in and accrue benefits under this Plan for any calendar year if such individual satisfies either (i) or (ii) below, and, with respect to accruals described in Section 3.1(a), also satisfies (iii) below.

(a) This Section 2.1(a) is satisfied if such individual’s base salary for any such year (as determined by the Committee), before reduction for deferrals, if any, under the CRSP, the Corporation’s nonqualified Deferred Compensation Plan, or any salary deferral under Sections 125 and 132 of the Code, equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

(b) This Section 2.1(b) is satisfied if such individual’s Compensation for such year, reduced for deferrals, if any, under the Corporation’s nonqualified Deferred Compensation Plan equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

(c) This Section 2.1(c) is satisfied if, for such year (or for such portion of the year during which he or she satisfies the requirements of (a) or (b) above) such individual has elected to participate in pre-tax deferrals and/or after-tax contributions under CRSP to the maximum extent required and permissible thereunder (taking into account any limitations imposed under the CRSP to comply with the qualification requirements of the Code) to obtain the maximum possible Matching Contribution under CRSP.

For purposes of Section 3(36) of ERISA, the Plan shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of section 415 of the Code.

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SECTION 3

Benefits

3.1. Credits to Memorandum Accounts.

(a) For each Plan Quarter for which Matching Contributions are made to the CRSP, the Committee shall, as soon as practicable after the close of such quarter accrue to the Memorandum Account of each individual who is a Supplemental Plan Participant for all or any part of such period, an amount equal to the excess of (i) the Applicable Matching Percentage of the Supplemental Plan Participant’s Compensation for such period (such Compensation to be determined, solely for this purpose, without regard to the limitations described in the last paragraph of Section 2.21 of the CRSP, but taking into account the limitations described in Section 2.21(b) of the CRSP), over (ii) the sum of (A) the amount which is actually allocated to the Supplemental Plan Participant’s Matching Contribution Account in the CRSP with respect to such period, plus (B) any additional credit made for the benefit of the Supplemental Plan Participant with respect to such period under Section 4(a) (ii) of the Corporation’s nonqualified Deferred Compensation Plan.

(b)(i) As soon as practicable after the end of each Plan Year, the Committee shall also accrue to each Supplemental Plan Participant’s Memorandum Account an amount equal to the amount (if any) that would have been contributed for the benefit of the Supplemental Plan Participant by his or her Affiliated Employer under Sections 6.5 of the CRSP for such Plan Year had the limitations of Sections 401(a) (17) and 415 of the Code and the corresponding limitations under the CRSP not applied and had such contributions and allocations under the CRSP been based on Compensation increased (but only if Section 2.1(a) is satisfied) by deferrals (if any) under the Corporation’s nonqualified Deferred Compensation Plan, such amount to be reduced by the amount (if any) which is actually contributed and allocated under Section 6.5 of the CRSP to the Supplemental Plan Participant’s Company Contribution Account.

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(b)(ii) As soon as practicable after the last business day of each Plan Quarter, the Committee shall also accrue to each. Supplemental Plan Participant’s Memorandum Account an amount equal to the amount (if any) that would have been contributed to the Supplemental Plan Participant’s ESOP Allocation Account by his or her Affiliated Employer under Sections 7.5 of the CRSP for such Plan Quarter had the limitations of Sections 401(a) (17) and 415 of the Code and the corresponding limitations under the CRSP not applied and had such contributions and allocations under the CRSP been based on Compensation increased (but only if Section 2.1(a) is satisfied) by deferrals (if any) under the Corporation’s nonqualified Deferred Compensation Plan, such amount to be reduced by the amount (if any) which is actually contributed and allocated to the Supplemental Plan Participant’s ESOP Allocation Account under Section 7.5 of the CRSP.

(c) Amounts accrued hereunder shall be converted to units and treated as if invested in the Cabot Stock Fund under the CRSP, except as provided in Sections 3.1(d) and 3.1(e) hereof.

(d) From and after the date of a Change in Control, each memorandum account shall be treated as if invested (i) in a fixed-income vehicle earning interest at the rate earned by the most currently issued 10-year Treasury Notes on the date of reference or (ii) on such other reasonable basis as the Committee shall determine from time to time; provided, that this paragraph shall operate to change the basis for measuring investment return on Memorandum Accounts upon a Change in Control only if such change would then be consistent with continued exemption of interests hereunder from the definition of “derivative securities” under Rule 16a-1(c) promulgated under the Securities Exchange Act of 1934, as amended (or any successor Rule). The earnings shall be determined and shall accrue as of each Valuation Date until all amounts have been paid to or on behalf of the Supplemental Plan Participant.

(e) Beginning as of the Valuation Date next following the earliest of the Supplemental Plan Participant’s becoming a Disabled Participant, Retirement, other

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termination of employment, or death while employed by an Affiliated Employer, the Supplemental Plan. Participant’s account shall be treated as if invested (i) in a fixed- income vehicle earning interest at the rate earned by the most currently issued 10-year U.S. Treasury Notes on the date of reference, or (ii) on such other reasonable basis as the Committee shall determine from time to time. The earnings shall be determined and shall accrue as of each Valuation Date until all amounts have been paid to or on behalf of the Supplemental Plan Participant.

3.2. Amount Form and Timing of Benefit Payments. This Section 3.2 applies to Supplemental Plan Participants whose Annuity Starting Dates are on or after January 1, 2002. Distributions with respect to Supplemental Plan Participants whose Annuity Starting Dates are prior to January 1, 2002, shall be governed by the provisions of Appendix A.

(a) In the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers for any reason, his or her vested balance under the Plan shall be paid, or shall commence to be paid, as soon as practicable on or after the Participant’s termination date. For purposes of this paragraph, the vested balance of a Supplemental Plan Participant shall mean:

(i) in the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers by reason of Retirement or becoming a Disabled Participant, the entire balance of his or her memorandum Account; and

(ii) in the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers other than by reason of Retirement or becoming a Disabled Participant or death, the product of (A) the balance of his or her Memorandum Account determined under Section 3.1, times (B) the percentage representing the vested interest of such Supplemental Plan Participant in his or her CRSP Account as determined under the vesting rules applicable to a Supplemental Plan Participant’s Matching Contribution Account, Company Contributions Account, and ESOP Allocation Account under the CRSP.

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(b) (i) A Supplemental Plan Participant shall elect, at such time and in such manner as prescribed by the Committee, to receive his or her benefits payable under the Plan in either a lump sum payment, or in installments for 5,10 or 15 years. The Supplemental Plan Participant may change his or her election to any alternative form of payment then available by submitting a new election to the Committee, provided, that any such election is submitted at least 13 months prior to the Participant’s Annuity Starting Date and is accepted by the Committee in its sole discretion. The election form most recently accepted by the Committee shall govern the payment of the Supplemental Plan Participant’s Memorandum Account. If a Supplemental Plan Participant does not make any election with respect to the payment of his or her Memorandum Account, then (A) if such individual terminated employment with the Affiliated Employers prior to January 1, 2002, such benefits shall be paid in 120 monthly installments, and (B) if such individual terminates employment with the Affiliated employers on or after January 1, 2002, such benefits shall be paid in a lump sum. If the Supplemental Plan Participant’s Memorandum Account is to be distributed in installments, the amount of each installment shall be calculated by dividing the unpaid balance, valued as of the preceding Valuation Date, by the number of installments remaining to be paid.

(ii) Section 3.2(b)(i) notwithstanding, (A) if the balance of the Supplemental Plan Participant’s Memorandum Account determined as soon as practicable following his or her termination of employment with the Affiliated Employers totals less than $50,000, the Committee shall distribute the vested balance of such Memorandum Account in a lump sum as soon as practicable following such termination, notwithstanding the Supplemental Plan Participant’s election under the Plan, and (B) if the balance of the Supplemental Plan Participant’s Memorandum Account on his or her Annuity Starting Date totals $50,000 or more, the Committee may, in its discretion, accelerate payment of all or any portion of the Memorandum Account if it determines such acceleration to be in the interests of the Corporation.

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(c) In the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers by reason of death, the balance of his or her memorandum account determined under Section 3.1 shall be paid in a single sum to the Supplemental Plan Participant’s Beneficiary as soon as practicable after the receipt by the Supplemental Plan Participant’s Affiliated Employer of notice of the Supplemental Plan Participant’s death.

(d) If a Supplemental Plan Participant dies prior to the complete distribution of his or her vested benefit, the remaining installments shall be paid to his or her Beneficiary; provided, that upon application by such Beneficiary showing financial hardship or other adequate cause as determined by the Committee in its sole discretion, the Committee may cause the remaining balance in the decedent’s memorandum account to be paid in a lump sum to the Beneficiary in complete satisfaction of any remaining benefit obligation to such Beneficiary hereunder.

(e) All amounts payable hereunder shall be paid in cash or in whole shares of common Stock of Cabot Corporation as follows:

(i) If a Supplemental Plan Participant is employed by the Corporation or an Affiliated Employer on January 1, 2002, then payment shall be made in common Stock.

(ii) If a Supplemental Plan Participant is not employed by the Corporation or an Affiliated Employer on January 1, 2002, and such individual’s Annuity Starting Date is on or after January 1, 2002, then such payment shall be made in cash, unless such individual irrevocably elects, at such time and in such manner as prescribed by the Committee, to receive payment in common Stock. A Supplemental Plan Participant shall be entitled to make only one such election. Sections 3.2(e)(i) and (e)(2) above notwithstanding, amounts represented by fractional shares of common Stock shall be paid in cash,

3.3. Nature of Account. The Memorandum Account maintained by the Corporation for a Supplemental Plan Participant shall be book-entry account only, shall hold no actual shares of the Corporation’s stock, and shall represent no interest in or ownership of any such stock.

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Supplemental Plan Participants shall have no voting rights or any other shareholder rights by reason of participation in this Plan. No Participant, his Beneficiary or Beneficiaries, or any other person shall have, under any circumstances, any interest whatever in any particular property or assets of the Company by virtue of this Plan, and the rights of the Participant, his Beneficiary or Beneficiaries under this Plan shall be no greater than the rights of a general unsecured creditor of the Company.

3.4. No Payment While Employed. No amounts accrued hereunder on behalf of a Supplemental Plan Participant may be distributed prior to his or her termination of employment with the Affiliated Employers or death, as the case may be. If a Supplemental Plan Participant whose employment has terminated returns to the employ of an Affiliated Employer, any benefits remaining to be paid to such Supplemental Plan Participant shall be suspended during the period of reemployment. Upon his or her subsequent termination of employment, the Supplemental Plan Participant’s memorandum account shall be payable in accordance with the rules set forth in Section 3.2 above.

3.5. Benefits Unfunded. This Plan shall not be construed to create a trust of any kind or a fiduciary relationship between any Affiliated Employer and a Supplemental Plan Participant. Neither Supplemental Plan Participants nor their beneficiaries, nor any other person, shall have any rights against any Affiliated Employer or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this Section 3.5, however, shall preclude an Affiliated Employer from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Affiliated Employer’s general creditors in the event of bankruptcy or insolvency.

3.6. Designation of Beneficiary. A Supplemental Plan Participant may designate, in writing, one or more beneficiaries under this Supplemental Plan, who may be the same as or different than those named under the CRSP to receive benefits, if any, payable upon the Supplemental Plan Participant’s death; provided, that in the case of a Supplemental Plan Participant who is married at time of death, the Supplemental Plan Participant’s surviving spouse shall be treated as the sole Beneficiary unless he or she has consented (in accordance with

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procedures similar to those in the CRSP relating to spousal consent) to the designation of one or more other Beneficiaries. In the absence of any beneficiary so designated, benefits payable following death shall be paid to the Supplemental Plan Participant’s surviving spouse, if any; if none, to such person or persons (including the decedent’s estate) as are designated to receive any benefits remaining to be paid under the CRSP; or if none of the foregoing, to such person or persons as shall be designated by the Committee.

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SECTION 4

Certain Forfeitures

4.1. Termination for Cause. Notwithstanding anything to the contrary in this Plan, benefits payable hereunder shall be forfeited by the Supplemental Plan Participant if the Supplemental Plan Participant’s termination of employment was requested by an Affiliated Employer and the termination was determined by the Committee to be for “cause.” For purposes of this Plan, “cause” shall mean any action or failure to act by the Supplemental Plan Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Supplemental Plan Participant’s duty to his or her Affiliated Employer. Notwithstanding the foregoing provisions of this Section 4.1, in respect of any termination of a Supplemental Plan Participant’s employment requested by an Affiliated Employer within the three-year period immediately following a Change in Control, “cause” shall mean only (i) the willful and continued failure by the Supplemental Plan Participant to substantially perform his or her duties with his or her Affiliated Employer, after a written demand for substantial performance is delivered to the Supplemental Plan Participant by the Affiliated Employer which demand specifies the manner in which the Affiliated Employer believes that the Supplemental Plan Participant has not substantially performed the Supplemental Plan Participant’s duties, or (ii) the willful engaging by the Supplemental Plan Participant in conduct which is demonstrably and materially injurious to the Affiliated Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the Supplemental Plan Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Supplemental Plan Participant not in good faith and without reasonable belief that the Supplemental Plan Participant’s act or failure to act was in the best interest of the Affiliated Employer.

4.2. Other Terminations of Employment. In the event of a Supplemental Plan Participant’s termination of employment other than by reason of death, Retirement or Total and Permanent Disability, that portion of his or her Memorandum Account balance that is not payable under Section 3.2(a) shall be promptly forfeited. If such Supplemental Plan Participant is

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later reemployed by an Affiliated Employer under circumstances entitling him or her to a restoration of all or a portion of his or her account balance under the CRSP, the Committee shall make an appropriate corresponding restorative adjustment to his or her memorandum account hereunder.

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SECTION 5

Administration

5.1. Duties of Committee. This Plan shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine, in accordance with Section 3 hereunder, the amount and manner of payment of the benefits due to or on behalf of each Supplemental Plan Participant from this Plan and shall cause them to be paid by the Corporation accordingly. The Committee may delegate its powers, duties and responsibilities to one or more individuals (including in the Committee’s discretion employees of one or more Affiliated Employers) or one or more committees of such individuals.

5.2. Finality of Decision. The decisions made by and the actions taken by the Committee in the administration of this Plan shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Plan.

5.3. Benefit Claims: Appeal and Review.

(a) If any person believes that he or she is being denied any rights or benefits under this Plan, such person may file a claim in writing with the Committee or its designee. If any such claim is denied the Committee or its designee will notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and will contain (i) specific reasons for denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification of will be given within 90 days after the claim is received by the Committee or its designee (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such, period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim by the Committee.

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(b) Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after- the request for review is received by the Committee (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

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SECTION 6

Amendment and Termination

6.1. Amendment and Termination. While the Corporation intends to maintain this Plan in conjunction with the CRSP for as long as it deems necessary, the Board of Directors reserves the right to amend and/or terminate it at anytime for whatever reasons it may deem appropriate; provided, that no such amendment shall reduce the balance of any Supplemental Plan Participant’s Memorandum Account as of the Valuation Date next preceding the date of such amendment unless the Participant consents to such reduction.

Amendments affecting the accrual of benefits hereunder in respect of Supplemental Plan Participants who are subject to the short-swing profit provisions of Section 16 of the Securities Exchange Act of 1934, as amended, may be made no more frequently than once every six (6) months. Notwithstanding any other provision hereunder, during the three-year period immediately following a Change in Control, this Plan may not be terminated, altered or amended in a way that would decrease future accrual of, eligibility for, or entitlement to, benefits hereunder. This Section 6.1 may not be altered or amended during that same three-year period in any way except with the prior written consent of all of the then Supplemental Plan Participants.

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SECTION 7

Miscellaneous

7.1. No Employment Rights. Nothing contained in this Plan shall be construed as a contract of employment between any Affiliated Employer and a Supplemental Plan Participant, or as giving any Supplemental Plan Participant the right to be continued in the employment of an Affiliated Employer, or as a limitation of the right of an Affiliated Employer to discharge any Supplemental Plan Participant, with or without cause.

7.2. Assignment. Subject to the provisions of this Plan relating to payment of benefits upon the death of a Supplemental Plan Participant, the benefits payable under this Plan may not be assigned, alienated, transferred, pledged, or encumbered.

7.3. Withholding. Etc. Benefits payable under this Plan shall be subject to all applicable federal, state or other tax withholding requirements. To the extent any amount credited hereunder to a Supplemental Plan Participant’s account is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis (or when vested), rather than when distributed, all as determined by the Committee, then the Committee shall require that the Supplemental Plan Participant either (i) timely pay such taxes in cash by separate check to his or her Affiliated Employer, or (ii) make other arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Supplemental Plan Participant fails to pay or provide for such taxes as required, the Committee may suspend the Supplemental Plan Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

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7.4. Distribution of Taxable Amounts. Anything in the Plan to the contrary notwithstanding, in the event any Supplemental Plan Participant or Beneficiary is determined to be subject to federal income tax on any amount credited to the Participant’s Memorandum Account prior to the time payment is otherwise due hereunder, the entire amount determined to be so taxable shall be paid from the Participant’s Memorandum Account to such Participant or Beneficiary. Any amount to the credit of a Participant’s Account shall be determined to be subject to federal income tax upon the earlier of:

(a) determination by the Internal Revenue Service addressed to the Participant or Beneficiary which is not appealed; or

(b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service that amounts credited to a Participant’s Account are subject to federal income tax.

7.5. No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Corporation, Affiliated Employer, the Committee, or any other person or entity that the assets of the Corporation of Affiliated Employers will be sufficient to pay any benefits hereunder. No Supplemental Plan Participant shall have any right to receive a benefit payment under the Plan except in accordance with the terms of the Plan.

The Corporation, Affiliated Employers, and Committee do not in any way guarantee any Supplemental Plan Participant’s Memorandum Account against loss or depreciation, whether caused by poor performance of an earnings measure or by any other event or occurrence. In no event shall the employees, officers, directors, or stockholders of the Corporation of Affiliated Employers be liable to any individual or entity on account of any claim arising by reason of the Plan provisions or any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other individual or entity to be entitled to any particular tax consequences with respect to the Plan or any credit or payment hereunder.

7.6. Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Corporation and Affiliated Employers and the Plan therefor.

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7.7. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Corporation nor Affiliated Employers, nor any individual acting as employee or agent of the foregoing, nor the Committee shall be liable to any Supplemental Plan Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan.

7.8. Provisions to Facilitate Plan Operations. If it is impossible or difficult to ascertain the person to receive any benefit under the Plan, the Committee may, in its discretion and subject to applicable law, direct payment to the person it deems appropriate consistent with the Plan’s purposes; or retain such amounts in the Plan for payment to a court pending judicial etermination of the rights thereto. Any payment under this Section 7.8 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

7.9. Correction of Payment Mistakes. Any mistake in the payment of a Supplemental Plan Participant’s benefits under the Plan may be corrected by the Committee when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Committee (e.g., adjustment in the amount of future benefit payments, repayment to the Plan of an overpayment, or catch-up payment to a Participant for an underpayment). In appropriate circumstances (e.g., where a mistake is not timely discovered), the Committee may waive the making of any correction. A Supplemental Plan Participant or Beneficiary receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Committee.

7.10. Schedules. The Committee may by Schedule modify the benefits available hereunder to one or more specified individuals. The provisions of each such Schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Plan and shall be incorporated herein.

7.11. Law Applicable. This Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this instrument is executed this 11th day of December, 2002.

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CABOT CORPORATION

By:

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APPENDIX A

This Appendix applies to Supplemental Plan Participants whose Annuity Starting Dates are prior to January 1, 2002. Distributions with respect to Supplemental Plan Participants whose Annuity Starting Dates are on or after January 1, 2002, shall be governed by Section 3.2 of the Plan.

Section 1. Amount. Form and Timing of Benefit Payments.

(a) In the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers (other than by reason of Retirement, or becoming a Disabled Participant, or death), his or her vested balance under the Plan shall commence to be paid as soon as practicable on or after the Participant’s Annuity Starting Date in the form of 120 monthly installments, each installment calculated by dividing the unpaid vested balance, valued as of the preceding Valuation Date, by the number of installments remaining to be paid; provided, however, that, the Committee in its discretion may accelerate payment of all or any portion of the account if it determines such acceleration to be in the interests of the Corporation. For purposes of this paragraph, the vested balance of a Supplemental Plan Participant shall be the product of (A) the balance of his or her Memorandum Account determined under Section 3.1 of the Plan, times (B) the percentage representing the vested interest of such Supplemental Plan Participant in his or her CRSP Account as determined under the vesting rules applicable to a Supplemental Plan Participant’s Matching Contribution Account, Company Contributions Account, and ESOP Allocation Account under the CRSP.

(b) In the event of a Supplemental Plan Participant becomes a Disabled Participant or Retires, the balance of his or her Memorandum Account determined under Section 3.1 of the Plan shall be distributed at the same time and in the same, manner as the Supplemental Plan Participant’s benefits under the CRSP, subject to the following special rules:

(i) If the balance of the Supplemental Plan Participant’s Memorandum Account at Retirement or termination of employment totals less than $50,000, the Committee may distribute the accounts in a lump sum (or on some other accelerated basis) notwithstanding the Supplemental Plan Participant’s election under the CRSP.

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(ii) If the Supplemental Plan Participant elects a distribution of a single-life or joint and survivor annuity under Section 9.3(a) (iv) of the CRISP (as such Section appeared prior to the 2000 Restatement of the CRISP), the Committee’s discretion as described above to distribute the Memorandum Accounts hereunder on an accelerated basis shall apply regardless of the size of the balance of the Supplemental Plan Participant’s Memorandum Account hereunder.

(iii) If the Supplemental Plan Participant elects a lump sum payment of his or her CRSP benefit, that election shall be effective with respect to his or her Plan benefit hereunder only with the approval of the Committee. If the Committee does not approve a lump sum payment election, the Supplemental Plan Participant’s Memorandum Account hereunder shall be distributed in 120 monthly installments as described at Section (1)(a) above or on such accelerated basis as the Committee may determine.

(iv) If the Supplemental Plan Participant’s Memorandum Account is to be distributed in installments, the amount of each installment shall be calculated by dividing the unpaid balance, valued as of the preceding Valuation Date, by the number of installments remaining to be paid. Any distribution hereunder that is to be made over the life of the Supplemental Plan Participant or the lives of the Supplemental Plan Participant and his or her Beneficiary shall be based on such reasonable actuarial assumptions as the Committee may determine (which may be different than those applied under the Corporation’s qualified plans or those used by commercial insurance companies)

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(c) In the event of a Supplemental Plan Participant’s termination of employment with the Affiliated Employers by reason of death, the balance of his or her Memorandum Account determined under Section 3.1 of the Plan shall be paid in a single sum to the Supplemental Plan Participant’s Beneficiary as soon as practicable after the receipt by the Supplemental Plan Participant’s Affiliated Employer of notice of the Supplemental Plan Participant’s death.

(d) If a Supplemental Plan Participant described in paragraph (a) or (b) dies prior to the complete distribution of his or her vested benefit, the remaining installments shall be paid to his or her Beneficiary; provided, that upon application by such Beneficiary showing financial hardship or other adequate cause as determined by the Committee in its sole discretion, the Committee may cause the remaining balance in the decedent’s memorandum account to be paid in a lump sum to the Beneficiary in complete satisfaction of any remaining benefit obligation to such Beneficiary hereunder.

(e) If the Supplemental Plan Participant elects to roll over his or her vested CRSP benefit to the Corporation’s Cash Balance Plan, the vested balance of his or her Memorandum Account hereunder shall be treated as having been transferred to the Corporation’s nonqualified plan maintained as a supplement to the Corporation’s Cash Balance Plan, and paid in accordance with the terms of that supplemental plan.

(f) All amounts payable hereunder shall be paid in cash only.

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SCHEDULE X

Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more Supplemental ESOP Participants. Pursuant to such action of the Board, and in accordance with Section 7.10 of the Plan, the foregoing terms of this Supplemental Retirement incentive Savings Plan are modified as follows:

1. “Schedule X Participant” shall mean Kennett F. Burnes.

2. Amount of Benefits. The following shall be substituted for Section 3.1(b(ii) of the Plan for the Schedule X Participant:

“(b)(ii) As soon as practicable after the last business day of each Plan Quarter, the Committee shall also accrue to each Supplemental Plan Participant’s Memorandum Account an amount calculated as follows:

(A). Determine the amount (if any) that would have been contributed to the Supplemental Plan Participant’s ESOP Allocation Account by his or her Affiliated Employer under Sections 7.5 of the CRSP for such Plan Quarter had the limitations of Sections 401(a) (17) and 415 of the Code and the corresponding limitations under the CRSP not applied, and had such contributions and allocations under the CRSP been based on Compensation increased (but only if Section 2.1(a) of the Plan is satisfied) by deferrals (if any) under the Corporation’s nonqualified Deferred Compensation Plan.

(B). Multiple the result in subsection (A) above by two (2).

(C). Reduce the result in subsection (B) above by the amount (if any) which is actually contributed and allocated to the Supplemental Plan Participant’s ESOP Allocation Account under Section 7.5 of the CRSP for such Plan Quarter.”

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CABOT CORPORATION

AMENDED AND RESTATED

SUPPLEMENTAL RETIREMENT SAVINGS PLAN

Amendment No. 1

Pursuant to Section 6.1 of the Amended and Restated Cabot Corporation Supplemental Retirement Savings Plan (the “Plan”), the Plan is hereby amended as follows, effective January 1, 2013:

Section 2.1 is hereby amended by the adding the following sentence at the end thereof:

“Notwithstanding the foregoing, employees of Norit Americas, Inc. shall not participate in the Plan.”

IN WITNESS WHEREOF, Cabot Corporation has caused this amendment to be executed by its duly authorized officer this 27th day of December, 2012.

CABOT CORPORATION

By:	/s/ Robby D. Sisco
Name:	Robby D. Sisco
Title:	Senior Vice President - HR

APPENDIX D

(Cabot Corporation Supplemental Cash Balance Plan, as amended and in effect December 31, 2013)

Appendix D-Amended and Restated Supplemental Cash Balance Plan dated 1/1/09, as amended 12/31/12, including

Supplemental Cash Balance Plan dated as of 1/1/02:

CABOT CORPORATION

AMENDED AND RESTATED

SUPPLEMENTAL CASH BALANCE PLAN

PREAMBLE

A supplemental pension program was authorized by a vote of the Board of Directors of Cabot Corporation (the “Corporation”) on September 10, 1976. Pursuant to that vote, letter agreements were entered into between the Corporation and certain of the Corporation’s executive officers.

The Supplemental Cash Balance Plan (as herein amended and restated, and as the same may hereafter be amended, the “Supplemental CBP” or the “Plan”) was originally adopted pursuant to a vote of the Board of Directors of the Corporation on February 10, 1984, its purpose being to provide benefits to a designated group of managers who are highly compensated employees of the Corporation or its subsidiaries, supplemental to the benefits provided under the Corporation’s tax-qualified pension program. The Plan is intended to be “a plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time. The Corporation currently provides tax-qualified pension benefits through its Cash Balance Plan (together with predecessor programs, the “Cash Balance Plan”).

The amendment and restatement of the Plan set forth herein is intended inter alia to conform the Plan to the requirements of Section 409A of the Code, including the transition rules and exemptive relief provisions thereunder, and shall be construed consistently with that intent.

The provisions of this amended and restated Plan are effective as of January 1, 2009. Except as otherwise specifically provided herein, the rights and benefits of an individual who was a participant in the Plan and ceased to be a participant on or prior to December 31, 2008, will be determined in accordance with the provisions of the Plan as in effect on the date he or she ceased to be a participant and in accordance with the requirements of Section 409A, as applicable.

SECTION 1 Definitions

When used herein, the words and phrases defined shall have the following meanings. Capitalized words and phrases that are not defined herein shall have the meanings assigned to them in the Cash Balance Plan.

1.1. “Beneficiary” means the individual(s) or entity(ies) entitled under Section 3.10 below to receive any benefits hereunder upon the death of a Supplemental CBP Participant.

1.2. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

1.3. “Corporation” means Cabot Corporation.

1.4. “Committee” means the Benefits Committee as defined in the Cash Balance Plan.

1.5. “Employer” means the Corporation and/or any Affiliated Employer, as required by the context.

1.6. “Retirement” means Separation from Service following attainment of (i) age fifty-five (55) with at least ten years of Service, or (ii) age 65. An individual who has Separated from Service by reason of Retirement shall be treated as having “Retired.”

1.7. “Section 409A” means Section 409A of the Code and guidance issued thereunder.

1.8. “Separation from Service” means and correlative terms mean a “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h)) from the Corporation and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Corporation under Treas. Regs. § 1.409A-1(h)(3).

1.9. “Specified Employee” means a Supplemental CBP Participant who (i) has a Separation from Service in the period beginning July 1 of any given year and ending June 30 of the following year and (ii) was a “key employee” (determined under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the 12-month period ending on the March 31 immediately preceding such July 1; provided, however, that such Participant will be treated as a Specified Employee hereunder only if on the date of such Participant’s Separation from Service, the Company (or any other corporation forming part of the Employer) is a corporation any stock of which is publicly traded on an established securities market or otherwise.

1.10. “Supplemental CBP Participant” means an individual who participates in the Plan in accordance with Section 2 below.

SECTION 2 Participation

2.1. Participation. Any person who was a participant in the Supplemental CBP on December 31, 2008, will continue to participate in the Plan in accordance with its terms after such date. Each other individual who is a Participant in the Cash Balance Plan shall be eligible to participate in and accrue benefits under this Plan for any calendar year if such individual satisfies either (a) or (b) below for such year:

(a) This Section 2.1(a) is satisfied if such individual’s base salary for any such year (as determined by the Committee), before reduction for deferrals, if any, under the Cabot Retirement Savings Plan, the Corporation’s nonqualified Deferred Compensation Plan, or any salary deferral under Sections 125 and 132 of the Code, equals or exceeds the dollar limitation applicable to such year under Section 401(a) (17) of the Code.

(b) This Section 2.1(b) is satisfied if such individual’s Compensation for such year, reduced by deferrals, if any, under the Corporation’s nonqualified Deferred Compensation Plan equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

For purposes of Section 3(36) of ERISA, the Supplemental CBP shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of Section 415 of the Code.

SECTION 3 Benefits

3.1. Amount of Benefits. The amount of the benefit payable by the Corporation under this Supplemental CBP with respect to a Supplemental CBP Participant shall be: (i) the Accrued Benefit, if any, which would be payable with respect to such individual under the Cash Balance Plan (determined after applying the vesting schedule and provisions of the Cash Balance Plan, including any special vesting applicable upon a Change in Control) if such Accrued Benefit were determined without regard to the limitations of Sections 401(a)(17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced (but only if Section 2.1(a) is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan reduced by (ii) the portion of the Accrued Benefit described in clause (i) above which is actuarially equivalent to any special additions credited to such individual’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I, and similar Appendices of the Cash Balance Plan, and further reduced by (iii) the benefit actually payable with respect to the Supplemental CBP Participant under the Cash Balance Plan.

3.2. Time and Form of Benefit Payments.

(a) In General. In the event of a Supplemental CBP Participant’s Separation from Service for any reason, the benefit payable under Section 3.1 shall be paid, in the case of a single payment, within 60 days following such Separation or, in the case of installment payments, biweekly in each regular payroll payment of the Company commencing with the first payroll of the Company in the calendar year following the calendar year in which the Supplemental CBP Participant Separates from Service. Notwithstanding the above, in the case of a Supplemental CBP Participant who is a Specified Employee, payment shall be made, (A) in the case of a single payment, on the date that is six (6) months following the date of such Separation or, (B) in the case of installment payments, (i) any installment payments payable during the first six (6) months following the Participant’s Separation from Service shall be paid on the later of the date described in the first sentence of this Section 3.2 and the date that is six (6) months following such Separation, and (ii) payments thereafter shall be made as described in the first sentence of this Section 3.2. All amounts payable hereunder shall be paid in cash.

(b) Separations Prior to January 1, 2009. A Supplemental CBP Participant who Separates or Separated from Service on or before December 31, 2008, and who has not been paid or commenced payment on or prior to such date, will be paid in 2009 as soon as reasonably practicable (in the case of a single payment) or commencing as of the first payroll of the Company in calendar year 2009, (in the case of installments), in each case in the form selected by such Participant in his or her form-of-payment election made pursuant to Section 3.2(c) below; provided, however, the Committee shall distribute the Participant’s vested benefit in a single lump-sum payment in calendar year 2009 if the present value of the amount payable under Section 3.1 (determined on the basis of actuarial assumptions chosen in accordance with Section 3.7) is less than $50,000 on December 31, 2008.

(c) Form-of-Payment Election. A Supplemental CBP Participant may elect to receive his or her benefit payable under the Plan in either a single lump sum payment or in installments for 3, 5, or 10 years (a “form-of-payment election”). Any person who is or was a Supplemental CBP Participant on December 31, 2008 shall deliver a form-of-payment election in writing in a form and manner acceptable to the Committee on or before December 31, 2008, with the exception of Supplemental CBP Participants whose vested benefit was distributed in the first calendar quarter of 2009 pursuant to section 3.2(a) above. Such form-of-payment election will become irrevocable on December 31, 2008 (subject to Section 3.4) and will be effective with respect to all benefits of the Supplemental CBP Participant hereunder. A Supplemental CBP Participant who first becomes eligible to participate in the Plan on or after January 1, 2009 shall make a form-of-payment election in accordance with Section 3.3. If a Supplemental CBP Participant does not make any election with respect to the payment of his or her benefits hereunder, then such benefits shall be paid in a single payment as described in Section 3.2(a). Notwithstanding a Supplemental CBP Participant’s election under this Section 3.2(c) to receive installment payments, if the present value of the amount payable under Section 3.1 (determined on the basis of actuarial assumptions chosen in accordance with Section 3.7) is less than $50,000 at the time of the Supplemental CBP Participant’s Separation from Service, the Committee shall distribute the Participant’s vested benefit in a single lump-sum payment within 60 days following such Separation, notwithstanding the Supplemental CBP Participant’s form-of-payment election.

(d) Computation of Installment Payments, etc. For each Supplement CBP Participant who has elected an installment form-of-payment, the Committee shall maintain a memorandum account from and after such Participant’s Separation from Service to reflect the amount payable to the Participant and notional earnings credited pursuant to this Section 3.2(d). The amount of each installment shall be calculated so as to result in equal installments over the installment period by (1) determining on December 31 of the year in which the Participant Separated from Service the amount of benefits payable to the Participant pursuant to Section 3.1; (2) measuring notional earnings with respect to the declining account balance from the date of the Participant’s Separation to the end of the installment period using as the earnings measure the average yield of Treasury Constant Maturities, one (1) year, for the month of November of the calendar year in which the Participant Separated from Service, as published in the Federal Reserve Statistical Release; and (3) assuming that the account balance is reduced at the beginning of each year in the installment period by the aggregate amount of installment payments to be made for that year.

3.3. First Year of Participation. Notwithstanding Section 3.2 above, an individual who first satisfies the eligibility criteria of the Plan during the course of a calendar year and accordingly accrues a benefit under Section 3.1 for such calendar year may make a form-of-payment election by delivering to the Committee an election in writing, in a form and manner acceptable to the Committee, by December 31 of such calendar year, and such election shall govern the payment of any benefits accrued during such calendar year and subsequent years. If a Supplemental CBP Participant does not make any election with respect to the payment of his or her benefits hereunder, then such benefits shall be paid in a single payment as described in Section 3.2(a). This Section 3.3 is intended to comply with Treas. Regs. § 1.409A-2(a)(7)(iii) (relating to first year of eligibility in excess benefit plans), and shall be construed accordingly.

3.4. Election Changes in General. The Supplemental CBP Participant may change his or her form-of-payment election by submitting a new election to the Committee, provided, that no election made under this Section 3.4 shall take effect until twelve (12) months after it is made. If a Supplemental CBP Participant changes a form-of-payment election, payment or commencement of payment of the benefit payable under the new form-of-payment election shall be delayed by five years measured from the date on which the pre-change form of payment would have been made or commenced. For example, (A) under a valid change in payment form from a lump sum to installments, the first installment payment shall be made five years after the date the lump sum would otherwise have been paid, and (B) under a valid change from an installment form of payment to a lump sum payment, the lump sum shall be paid five years after the first installment would have been made. Any election change made in accordance with this Section 3.4 shall be binding on the Supplemental CBP Participant when made and may be altered only by a subsequent election change that complies with the requirements of this Section 3.4.

3.5. Section 409A Transition Period. Notwithstanding the above, the Committee has the authority to permit, in its sole discretion, changes to form-of-payment elections that do not meet the requirements of Section 3.4 to the extent permitted by transition guidance under Section 409A, pursuant to such procedures as the Committee may determine.

3.6. Death of Participant. If a Supplemental CBP participant dies before his or her Separation from Service, the Corporation shall pay to the decedent’s Beneficiary in a single payment as soon as reasonably practicable, but no later than 60 days following such Participant’s death, an amount equal to (i) the actuarial equivalent (determined on the basis of actuarial assumptions chosen in accordance with Section 3.7 hereof) of the death benefit that would be payable under the Cash Balance Plan if such benefit were determined without regard to the limitations of Sections 401(a)(17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation not reduced (but only if Section 2.1(a) is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan, reduced by (ii) the portion of the death benefit described in clause (i) above which is actuarially equivalent to any special additions credited to such decedent’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I, and similar Appendices of the Cash Balance Plan, and further reduced by (iii) the death benefit actually payable under the Cash Balance Plan. If a Supplemental CBP Participant dies following his or her Separation from Service but prior to the complete distribution of his or her account balance, the Corporation shall pay to the decedent’s Beneficiary in a single payment as soon as reasonably practicable, but no later than 60 days following such Participant’s death, an amount equal to the remaining balance in such Participant’s memorandum account. Notwithstanding the requirement that the Corporation pay the Supplemental CBP Participant’s death benefit within 60 days following the Participant’s death, the Corporation shall not be liable to the Participant nor to the estate nor beneficiary of the Participant, by reason of any acceleration of income or additional tax under Section 409A of the Code, or for any other reason in connection with the timely payment of such benefit. The Committee reserves the right to request a certified death certificate or other confirmation of death satisfactory to the Committee at its discretion with respect to a payment to be made to the Supplemental CBP Participant’s Beneficiary, and if so requested by the Committee, the provision of such confirmation of death shall be a precondition to payment to the Participant’s Beneficiary.

3.7. Actuarial Equivalency, Etc.. Benefits payable hereunder shall be actuarially adjusted to carry out the purposes of this Supplemental CBP, which is intended (i) to offset reductions in the value of benefits under the Cash Balance Plan attributable to (A) the limitations of Sections 401(a)(17) and 415 of the Code and (B) reductions in Compensation caused by deferrals under the Corporation’s nonqualified Deferred Compensation Plan, and (ii) to ensure that the different ways in which the aggregate benefit hereunder and under the Cash Balance Plan may be paid are of substantially equivalent value. The actuarial assumptions used in determining actuarial equivalency hereunder shall be determined from time to time by the Committee and may, but need not, be the same as those used to determine actuarial equivalency under the Cash Balance Plan; provided, that upon and following a Change in Control, the actuarial assumptions used for purposes of this Supplemental CBP shall not be less favorable to Supplemental CBP Participants or their Beneficiaries than those last specified by the Committee prior to the Change in Control, or to the extent none was so specified, than those applicable under the Cash Balance Plan.

3.8. Benefits Unfunded. This Supplemental CBP shall not be construed to create a trust of any kind or a fiduciary relationship between any Employer and a Supplemental CBP Participant. Neither Supplemental CBP Participants nor their Beneficiaries, nor any other person, shall have any rights against any Employer or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this Section 3.8, however, shall preclude an Employer from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Employer’s general creditors in the event of the Employer’s bankruptcy or insolvency.

3.9. Designation of Beneficiary. A Supplemental CBP Participant may designate, in writing, one or more Beneficiaries under this Supplemental CBP who may be the same as or different from those named in the Cash Balance Plan to receive benefits, if any, payable upon the Supplemental CBP Participant’s death; provided, that in the case of a Supplemental CBP Participant who is married at the time of death, the Supplemental CBP Participant’s surviving spouse shall be treated as the sole Beneficiary unless he or she has consented (in accordance with procedures similar to those in the Cash Balance Plan relating to spousal consent) to the designation of one or more other Beneficiaries. In the absence of any Beneficiary so designated, benefits payable following death shall be paid to the Supplemental CBP participant’s surviving spouse, if any; if none, to such person or persons (including the decedent’s estate) as are designated to receive any benefits remaining to be paid under the Cash Balance Plan; or if none of the foregoing, to such person or persons as shall be designated by the Committee.

SECTION 4 Certain Forfeitures

4.1. Forfeiture of Supplemental Benefits. Notwithstanding anything to the contrary in this Supplemental CBP, benefits payable hereunder shall be forfeited by the Supplemental CBP Participant if the Supplemental CBP Participant’s Separation from Service was requested by an Employer and the termination was determined by the Committee to be for “cause.” For purposes of this Supplemental CBP, “cause” shall mean any action or failure to act by the Supplemental CBP Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Supplemental CBP Participant’s duty to his or her Employer. Notwithstanding the foregoing provisions of this Section 4.1, in respect of any termination of a Supplemental CBP Participant’s employment requested by such Employer within the two-year period immediately following a Change in Control, “cause” shall mean only (i) the willful and continued failure by the Supplemental CBP Participant to perform substantially his or her duties with the Employer, after a written demand for substantial performance is delivered to the Supplemental CBP Participant by the Employer which demand specifies the manner in which the Employer believes that the Supplemental CBP Participant has not substantially performed the Supplemental CBP Participant’s duties, or (ii) the willful engaging by the Supplemental CBP Participant in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the Supplemental CBP Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Supplemental CBP Participant not in good faith and without reasonable belief that the Supplemental CBP Participant’s act or failure to act was in the best interest of the Employer.

SECTION 5 Administration

5.1. Duties of Committee. This Supplemental CBP shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine, in accordance with Section 3 hereunder, the amount and manner of payment of the benefits due to or on behalf of each Supplemental CBP Participant from this Supplemental CBP and shall cause them to be paid by the Corporation accordingly. The Committee may delegate its powers, duties and responsibilities to one or more individuals (including in the discretion of the Committee employees of one or more Employers) or one or more committees of such individuals.

5.2. Finality of Decision. The decisions made, and the actions taken, by the Committee in the administration of this Supplemental CBP shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Supplemental CBP.

5.3. Benefit Claims; Appeal and Review.

(a) If any person believes that he or she is being denied any rights or benefits under this Supplemental CBP, such person may file a claim in writing with the Committee or its designee. If any such claim is denied, the Committee or its designee will notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and will contain (i) specific reasons for denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Committee or its designee (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim by the Committee.

(b) Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

SECTION 6 Amendment and Termination

6.1. Amendment and Termination. While the Corporation intends to maintain this Supplemental CBP in conjunction with the Cash Balance Plan for as long as it deems necessary, the Board of Directors reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate; provided, that no such amendment shall reduce the benefit amount that a Supplemental CBP Participant would be entitled to receive hereunder if he or she were deemed to have terminated employment (other than by reason of death) immediately prior to the date of such amendment, unless the Supplemental CBP Participant consents to such reduction. For clarification, a Supplemental CBP Participant’s benefit under this Plan may fluctuate, up and down, due to increases and decreases in the Participant’s Accrued Benefit under the Cash Balance Plan as a result of increases or decreases to the limits under Sections 401(a)(17) and 415 of the Code. Such fluctuations are not “amendments” for purposes of the immediately preceding sentence.

Notwithstanding any other provision hereunder, during the two-year period immediately following a Change in Control, this Supplemental CBP may not be terminated, altered or amended in a way that would decrease future accrual of, eligibility for, or entitlement to, a benefit hereunder. This Section 6.1 may not be altered or amended during that same two-year period in any way except with the prior written consent of all of the then Supplemental CBP Participants.

Upon termination of the Plan, payments hereunder shall be accelerated only to the extent permitted by Section 409A.

SECTION 7 Miscellaneous

7.1. No Employment Rights. Nothing contained in this Supplemental CBP shall be construed as a contract of employment between any Employer and a Supplemental CBP Participant, or as giving any Supplemental CBP Participant the right to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any Supplemental CBP Participant, with or without cause.

7.2. Assignment. Subject to the provisions of this Supplemental CBP relating to payment of benefits upon the death of a Supplemental CBP Participant, the benefits payable under this Supplemental CBP may not be assigned, alienated, transferred, pledged, or encumbered.

7.3. Withholding, Etc.. Benefits payable under this Supplemental CBP shall be subject to all applicable federal, state or other tax withholding requirements. To the extent any amount credited or accrued hereunder for the benefit of a Supplemental CBP Participant’s benefit is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis (or when vested) rather than when distributed, all as determined by the Committee, then the Committee shall require that the Supplemental CBP Participant either (i) timely pay such taxes in cash by separate check to his or her Employer, or (ii) make other arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Supplemental CBP Participant fails to pay or provide for such taxes as required, the Committee may suspend the Supplemental CBP Participant’s participation in the Supplemental CBP or reduce benefits accrued hereunder.

7.4. Distribution of Taxable Amounts. Anything in the Plan to the contrary notwithstanding, in the event an amount deferred under the Plan gives rise to an income inclusion under Section 409A, or state, local or foreign tax obligations, or the income tax at source on wages imposed under Section 3401 prior to the time otherwise payable hereunder, an amount equal to the aggregate amount of such income inclusion (in the case of a Section 409A income inclusion) or the aggregate amount of such taxes shall be paid from the affected Supplemental CBP Participant’s Memorandum Account to such Supplemental CBP Participant or Beneficiary, in each case to the extent permitted by Section 409A. Any amount to the credit of a Supplemental CBP Participant’s Account shall be determined to be includible in income under Section 409A upon the earlier of:

(a) determination by the Internal Revenue Service addressed to the Supplemental CBP Participant or Beneficiary which is not appealed; or

(b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service that amounts credited to a Supplemental CBP Participant’s Account are includible in income under Section 409A.

7.5. No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Corporation, Affiliated Employer, the Committee, or any other person or entity that the assets of the Corporation or Affiliated Employers will be sufficient to pay any benefits hereunder. No Supplemental CBP Participant shall have any right to receive a benefit payment under the Plan except in accordance with the terms of the Plan.

7.6. Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Committee to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Corporation and Affiliated Employers and the Plan therefor.

7.7. Limitations on Liability. In no event shall the employees, officers, directors, or stockholders of the Corporation or any Affiliated Employer be liable to any individual or entity on account of any claim arising by reason of the Plan provisions or any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other individual or entity to be entitled to any particular tax consequences with respect to the Plan or any credit or payment hereunder. Neither the Corporation nor any Affiliated Employer, nor any of their officers or directors, nor any other person charged with administrative responsibilities under the Plan, shall be liable to any employee or former employee of the Corporation or any Affiliated Employer, or to any spouse or other beneficiary of any such employee or former employee, by reason of the failure of any benefit hereunder to comply with the requirements of Section 409A.

7.8. Provisions to Facilitate Plan Operations. If it is impossible or difficult to ascertain the person to receive any benefit under the Plan, the Committee may, in its discretion and subject to applicable law, direct payment to the person it deems appropriate consistent with the Plan’s purposes; or retain such amounts in the Plan for payment to a court pending judicial determination of the rights thereto. Any payment under this Section 7.8 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

7.9. Correction of Payment Mistakes. Any mistake in the payment of a Supplemental CBP Participant’s benefits under the Plan may be corrected by the Committee when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Committee (e.g., adjustment in the amount of future benefit payments, repayment to the Plan of an overpayment, or catch-up payment to a Supplemental CBP Participant for an underpayment). In appropriate circumstances (e.g., where a mistake is not timely discovered), the Committee may waive the making of any correction. A Supplemental Plan Participant or Beneficiary receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Committee.

7.10. Schedules. The Committee may by Schedule modify the benefits available hereunder to one or more specified individuals. The provisions of each such Schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Supplemental CBP and shall be incorporated herein.

7.11. Law Applicable. This Supplemental CBP shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this instrument is executed this 31st day of December, 2008.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Vice President-Human Resources

CABOT CORPORATION

SUPPLEMENTAL CASH BALANCE PLAN

PREAMBLE

A supplemental pension program was authorized by a vote of the Board of Directors of Cabot Corporation (the “Corporation”) on September 10, 1976. Pursuant to that vote, letter agreements were entered into between the Corporation and certain of the Corporation’s executive officers.

The Supplemental Cash Balance Plan (as herein amended and restated, and as the same may hereafter be amended, the “Supplemental CBP”) was originally adopted pursuant to a vote of the Board of Directors of the Corporation on February 10, 1984, its purpose being to provide benefits to a designated group of managers who are highly compensated employees of the Corporation or its subsidiaries, supplemental to the benefits provided under the Corporation’s tax-qualified pension program. The Corporation currently provides tax-qualified pension benefits through its Cash Balance Plan (together with predecessor programs, the “Cash Balance Plan”). The terms of the Supplemental CBP as amended and restated and set forth herein are effective as of January 1, 2002. Except as otherwise explicitly provided herein, the rights to benefits of persons (and their beneficiaries) who were participants in the Plan before January 1, 2002, and who are not employed by the Corporation or its subsidiaries on or after that date, will be determined in accordance with the provisions of the Plan as in effect from time to time prior to January 1, 2002.

SECTION 1

Definitions

When used herein, the words and phrases defined shall have the following meanings unless a different meaning is clearly required by the context. Terms used herein which are defined in Article 1 of the Cash Balance Plan shall have the meanings assigned to them in the Cash Balance Plan unless a different meaning is set forth below.

1.1. “Beneficiary” means the individual(s) or entity(ies) entitled under Section 3.7 below to receive any benefits hereunder upon the death of a Supplemental CBP Participant.

1.2. “Change in Control” has the same meaning as in the Cabot Cash Balance Plan.

1.3. “Committee” means the Benefits Committee as defined in the Cash Balance Plan.

1.4. “Retirement” means termination of employment with the Group following attainment of (i) age fifty-five (55) with at least ten years of Service, or (ii) age 65. An individual whose employment has terminated by reason of Retirement shall be treated as having “Retired.”

1.5. “Supplemental CBP Participant” has the meaning provided in Section 2 below.

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SECTION 2

Participation

2.1. Participation. Any person who was a participant in the Cabot Corporation Supplemental CBP on January 1, 2002, will continue to participate in this Plan in accordance with its terms after such date. Each other individual who is a Participant in the Cash Balance Plan shall be eligible to participate in and accrue benefits under this plan for any calendar year if such individual satisfies either (a) or (b) below for such year:

(a) This Section 2.1(a) is satisfied if such individual’s base salary for any such year (as determined by the Committee), before reduction for deferrals, if any, under the Cabot Retirement Incentive Savings Plan, the Corporation’s nonqualified Deferred Compensation Plan, or any salary deferral under Sections 125 and 132 of the Code, equals or exceeds the dollar limitation applicable to such year under Section 401(a) (17) of the Code.

(b) This Section 2.1(b) is satisfied if such individual’s Compensation for such year, reduced by deferrals, if any, under the Corporation’s nonqualified Deferred Compensation Plan equals or exceeds the dollar limitation applicable to such year under Section 401(a)(17) of the Code.

For purposes of Section 3(36) of ERISA, the Supplemental CBP shall be treated as two separate plans, one of which will be deemed to provide only benefits (if any) in excess of the limitations of Section 415 of the Code.

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SECTION 3

Benefits

3.1. Amount of Benefits. The amount of the benefit payable by the Corporation under this Supplemental CBP with respect to a Supplemental CBP Participant shall be: (i) the Accrued Benefit, if any, which would be payable with respect to such individual under the Cash Balance Plan (determined after applying the vesting schedule under the Cash Balance Plan and any special vesting applicable upon a Change in Control) if such Accrued Benefit were determined without regard to the limitations of Sections 401(a) (17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced (but only if Section 2.1(a) is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan reduced by (ii) the portion of the Accrued Benefit described in clause (i) above which is actuarially equivalent to any special additions credited to such individual’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I and similar Appendices of the Cash Balance Plan, and further reduced by (iii) the benefit actually payable with respect to the Supplemental CBP Participant under the Cash Balance Plan.

3.2. Form of Benefit Payments. The benefit payable to a Supplemental CBP Participant as determined under Section 3.1 hereunder shall be paid in the same form and commencing at the same time as the Supplemental CBP Participant’s benefit under the Cash Balance Plan; provided, however, that in the discretion of the Committee the actuarial equivalent of the benefit hereunder, determined on the basis of actuarial assumptions chosen in accordance with Section 3.4 hereof, shall instead be paid in an immediate lump sum or on such other accelerated basis as the Committee may determine. The proviso in the preceding sentence shall apply, in the case of a Supplemental CBP Participant who Retires, dies, or becomes a Disabled Participant, only if the present value of the amount payable under Section 3.1 (determined on the basis of such actuarial assumptions) is less than $50,000. Notwithstanding the foregoing provisions of this Section, if the employment of a Supplemental CBP Participant shall be

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terminated without cause (as determined under Section 4.1 hereof) within the three-year period immediately following a Change in Control, payment of such Supplemental CBP Participant’s benefit hereunder shall be made in a lump sum payment.

3.3. Death Benefits. If a Supplemental CBP participant dies before his or her Benefit Commencement Date, the Corporation shall pay to the decedent’s Beneficiary a benefit equal to (i) the actuarial equivalent (determined on the basis of actuarial assumptions chosen in accordance with Section 3.4 hereof of the death benefit that would be payable under the Cash Balance Plan if such benefit were determined without regard to the limitations of Sections 401(a) (17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced (but only if Section 2.1(a) is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan reduced by (ii) the portion of the death benefit described in clause (i) above which is actuarially equivalent to any special additions credited to such decedent’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I, and similar Appendices of the Cash Balance Plan, and further reduced by (iii) the death benefit actually payable under the Cash Balance Plan. No death benefit shall be payable if the Supplemental CBP participant dies after his or her Benefit Commencement Date, except to the extent the form of payment applicable with respect to the Supplemental CBP participant under Section 3.2 provided for payments to a survivor.

3.4. Actuarial Equivalency, Etc.. Benefits payable hereunder shall be actuarially adjusted to carry out the purposes of this Supplemental CBP, which is intended (i) to offset reductions in the value of benefits under the Cash Balance Plan attributable to (A) the limitations of Sections 401(a) (17) and 415 of the Code and (B) reductions in Compensation caused by deferrals under the Corporation’s nonqualified Deferred Compensation Plan, and (ii) to ensure that the different ways in which the aggregate benefit hereunder and under the Cash Balance Plan may be paid are of substantially equivalent value. The actuarial assumptions used in determining actuarial equivalency hereunder shall be determined from time to time by the Committee and may, but need not, be the same as those used to determine actuarial equivalency

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under the Cash Balance Plan; provided, that upon and following a Change in Control, the actuarial assumptions used for purposes of this Supplemental CBP shall not be less favorable to Supplemental CBP Participants or their Beneficiaries than those last specified by the Committee prior to the Change in Control, or to the extent none was so specified, than those applicable under the Cash Balance Plan.

3.5. Time of Benefit Payments. Benefits due under Section 3.1 above shall be paid commencing as soon as practicable after the Supplemental CBP Participant’s Benefit Commencement Date. Survivor benefits due under Section 3.2 above shall be paid commencing as soon as practicable following the receipt by the Employer of notice of the Supplemental CBP Participant’s death.

3.6. Benefits Unfunded. This Supplemental CBP shall not be construed to create a trust of any kind or a fiduciary relationship between any Employer and a Supplemental CBP Participant. Neither Supplemental CBP Participants nor their Beneficiaries, nor any other person, shall have any rights against any Employer or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this Section 3.6, however, shall preclude an Employer from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Employer’s general creditors in the event of the Employer’s bankruptcy or insolvency.

3.7. Designation of Beneficiary. A Supplemental CBP Participant may designate, in writing, one or more Beneficiaries under this Supplemental CBP who may be the same as or different from those named in the Cash Balance Plan to receive benefits, if any, payable upon the Supplemental CBP Participant’s death; provided, that in the case of a Supplemental CBP Participant who is married at the time of death, the Supplemental CBP Participant’s surviving spouse shall be treated as the sole Beneficiary unless he or she has consented (in accordance with procedures similar to those in the Cash Balance Plan relating to spousal consent) to the designation of one or more other Beneficiaries. In the absence of any Beneficiary so designated, benefits payable following death shall be paid to the Supplemental CBP participant’s surviving spouse, if any; if none (and if a death benefit is nevertheless payable under Section 3.3 above), to

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such, person or persons (including the decedent’s estate) as are designated to receive any benefits remaining to be paid under the Cash Balance Plan; or if none of the foregoing, to such person or persons as shall be designated by the Committee.

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SECTION 4

Certain Forfeitures

4.1. Forfeiture of Supplemental Benefits. Notwithstanding anything to the contrary in this Supplemental CBP, benefits payable hereunder shall be forfeited by the Supplemental CBP Participant if the Supplemental CBP Participant’s termination of employment was requested by an Employer and the termination was determined by the Committee to be for “cause.” For purposes of this Supplemental CBP, “cause” shall mean any action or failure to act by the Supplemental CBP Participant which the Committee in its sole discretion determines to have constituted negligence or misconduct in the performance of the Supplemental CBP Participant’s duty to his or her Employer. Notwithstanding the foregoing provisions of this Section 4.1, in respect of any termination of a Supplemental CBP Participant’s employment requested by such Employer within the three-year period immediately following a Change in Control, “cause” shall mean only (i) the willful and continued failure by the Supplemental CBP Participant to perform substantially his or her duties with the Employer, after a written demand for substantial performance is delivered to the Supplemental CBP Participant by the Employer which demand specifies the manner in which the Employer believes that the Supplemental CBP Participant has not substantially performed the Supplemental CBP Participant’s duties, or (ii) the willful engaging by the Supplemental CBP Participant in conduct which is demonstrably and materially injurious to the Employer, monetarily or otherwise. For purposes of clauses (i) and (ii) of the preceding sentence, no act, or failure to act, on the Supplemental CBP Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Supplemental CBP Participant not in good faith and without reasonable belief that the Supplemental CBP Participant’s act or failure to act was in the best interest of the Employer.

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SECTION 5

Administration

5.1. Duties of Committee. This Supplemental CBP shall be administered by the Committee in accordance with its terms and purposes. The Committee shall determine, in accordance with Section 3 hereunder, the amount and manner of payment of the benefits due to or on behalf of each Supplemental CBP Participant from this Supplemental CBP and shall cause them to be paid by the Corporation accordingly. The Committee may delegate its powers, duties and responsibilities to one or more individuals (including in the discretion of the Committee employees of one or more Employers) or one or more committees of such individuals.

5.2. Finality of Decision. The decisions made, and the actions taken, by the Committee in the administration of this Supplemental CBP shall be final and conclusive with respect to all persons, and neither the Committee nor individual members thereof, nor its or their delegates hereunder, shall be subject to individual liability with respect to this Supplemental CBP.

5.3. Benefit Claims: Appeal and Review.

(a) If any person believes that he or she is being denied any rights or benefits under this Supplemental CBP, such person may file a claim in writing with the Committee or its designee. If any such claim is denied, the Committee or its designee will notify such person of its decision in writing. Such notification shall be written in a manner calculated to be understood by such person and will contain (i) specific reasons for denial, (ii) specific reference to pertinent plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review. Such notification will be given within 90 days after the claim is received by the Committee or its designee (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If such notification is not given within such period, the claim will be considered denied as of the last day of such period and such person may request a review of his or her claim by the Committee.

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(b) Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred) such person (or his or her duly authorized representative) may (i) file a written request with the Committee for a review of his or her denied claim and of pertinent documents and (ii) submit written issues and comments to the Committee. The Committee will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent plan provisions. The decision on review will be made within 60 days after the request for review is received by the Committee (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Committee to hold a hearing, and if written notice of such extension and circumstances is given to, such person within the initial 60-day period). If the decision on review is not made within such period, the claim will be considered denied.

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SECTION 6

Amendment and Termination

6.1. Amendment and Termination. While the Corporation intends to maintain this Supplemental CBP in conjunction with the Cash Balance Plan for as long as it deems necessary, the Board of Directors reserves the right to amend and/or terminate it at any time for whatever reasons it may deem appropriate; provided, that no such amendment shall reduce the benefit amount that a Supplemental CBP Participant would be entitled to receive hereunder if he or she were deemed to have terminated employment (other than by reason of death) immediately prior to the date of such amendment, unless the Supplemental CBP Participant consents to such reduction. For clarification, a Supplemental CBP Participant’s benefit under this Plan may fluctuate, up and down, due to increases and decreases in the Participant’s Accrued Benefit under the Cash Balance Plan as a result of increases or decreases to the limits under Sections 401(a)(17) and 415 of fee Code. Such fluctuations are not “amendments” for purposes of the immediately preceding sentence.

Notwithstanding any other provision hereunder, during the three-year period immediately following a Change in Control, this Supplemental CBP may not be terminated, altered or amended in a way that would decrease future accrual of, eligibility for, or entitlement to, a benefit hereunder. This Section 6.1 may not be altered or amended during that same three - year period in anyway except with the prior written consent of all of the then Supplemental CBP Participants.

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SECTION 7

Miscellaneous

7.1. No Employment Rights. Nothing contained in this Supplemental CBP shall be construed as a contract of employment between any Employer and a Supplemental CBP Participant, or as giving any Supplemental CBP Participant the right to be continued in the employment of an Employer, or as a limitation of the right of an Employer to discharge any Supplemental CBP Participant, with or without cause.

7.2. Assignment. Subject to the provisions of this Supplemental CBP relating to payment of benefits upon the death of a Supplemental CBP Participant, the benefits payable under this Supplemental CBP may not be assigned, alienated, transferred, pledged, or encumbered.

7.3. Withholding Etc. Benefits payable under this Supplemental CBP shall be subject to all applicable federal, state or other tax withholding requirements. To the extent any amount credited or accrued hereunder for the benefit of a Supplemental CBP Participant’s benefit is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis (or when vested) rather than when distributed, all as determined by the Committee, then the Committee shall require that the Supplemental CBP Participant either (i) timely pay such taxes in cash by separate check to his or her Employer, or (ii) make other arrangements satisfactory to such Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Supplemental CBP Participant fails to pay or provide for such taxes as required, the Committee may suspend the Supplemental CBP Participant’s participation in the Supplemental CBP or reduce benefits accrued hereunder.

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7.4. Distribution of Taxable Amounts. Anything in the Plan to the contrary notwithstanding, in the event any Supplemental CBP Participant or Beneficiary is determined to be subject to federal income tax on any benefit accrued under the Plan prior to the time payment is otherwise due hereunder, the portion of the accrued benefit determined to be so taxable shall be paid to such Participant or Beneficiary as soon as practicable following such determination. The Committee’s determination of the amount to be distributed shall be binding and conclusive. Such accrued benefit shall be determined to be subject to federal income tax upon the earlier of:

(a) determination by the Internal Revenue Service addressed to the Supplemental CBP Participant or Beneficiary which is not appealed; or

(b) a final determination by the United States Tax Court or any other Federal Court affirming any such determination by the Internal Revenue Service that amounts credited to a Supplemental CBP Participant’s Account are subject to federal income tax.

7.5. No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Corporation, Affiliated Employer, the Committee, or any other person or entity that the assets of the Corporation of Affiliated Employers will be sufficient to pay any benefits hereunder. No Supplemental CBP Participant shall have any right to receive a benefit payment under the Plan except in accordance with the terms of the Plan.

In no event shall the employees, officers, directors, or stockholders of the Corporation of Affiliated Employers be liable to any individual or entity on account of any claim arising by reason of the Plan provisions or any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other individual or entity to be entitled to any particular tax consequences with respect to the Plan or any credit or payment hereunder.

7.6. Incapacity of Recipient. If any person entitled to a benefit payment under the Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Committee may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Corporation and Affiliated Employers and the Plan therefor.

7.7. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Corporation nor Affiliated Employers, nor any individual acting as employee or agent of the foregoing, nor the Committee shall be liable to any Supplemental CBP Participant or other person for any claim, loss, liability or expense incurred in connection with the Plan.

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7.8 Provisions to Facilitate Plan Operations. If it is impossible or difficult to ascertain the person to receive any benefit under the Plan, the Committee may, in its discretion and subject to applicable law, direct payment to the person it deems appropriate consistent with the Plan’s purposes; or retain such amounts in the Plan for payment to a court pending judicial determination of the rights thereto. Any payment under this Section 7.8 shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

7.9. Correction of Payment Mistakes. Any mistake in the payment of a Supplemental CBP Participant’s benefits under the Plan maybe corrected by the Committee when the mistake is discovered. The mistake may be corrected in any reasonable manner authorized by the Committee (e.g., adjustment in the amount of future benefit payments, repayment to the Plan of an overpayment, or catch-up payment to a Participant for an underpayment). In appropriate circumstances (e.g., where a mistake is not timely discovered), the Committee may waive the making of any correction. A Supplemental Plan Participant or Beneficiary receiving an overpayment by mistake shall repay the overpayment if requested to do so by the Committee.

7.10. Schedules. The Committee may by Schedule modify the benefits available hereunder to one or more specified individuals. The provisions of each such Schedule shall, with respect to the individual or individuals thereby affected, be deemed a part of the Supplemental CBP and shall be incorporated herein.

7.11. Law Applicable. This Supplemental CBP shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, this instrument is executed this 11th day of Dec., 2002.

CABOT CORPORATION

By:

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SCHEDULE A

Effective May 13, 1994, the Board of Directors deemed it advisable to provide certain additional benefits to one or more Supplemental CBP Participants. Pursuant to such action of the Board, and in accordance with Section 7.10 of the Plan, the foregoing terms of this Supplemental Cash Balance Plan are modified as follows:

1. “Schedule A Participant” shall mean Kennett F. Burnes.

2. Amount of Benefit. The following shall be substituted for Sections 3.1 and 3.3 of the Plan for the Schedule A Participant:

“3.1. Amount of Benefits. The amount of the benefit payable by the Corporation under this Supplemental CBP with respect to a Supplemental CBP Participant shall be an amount calculated as follows:

(a) Determine the Accrued Benefit, if any, which would be payable with respect to such individual under the Cash Balance Plan (determined after applying the vesting schedule under the Cash Balance Plan and any special vesting applicable upon a Change in Control) if such Accrued Benefit were determined without regard to the limitations of Sections 401(a) (17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced (but only if Section 2.1(a) of the Plan is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan.

(b) Multiple the result in subsection (a) by two (2).

(c) Reduce the result in subsection (b) above by the portion of the Accrued Benefit described in subsection (a) above which is actuarially equivalent to any special additions credited to such individual’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I, and similar Appendices of the Cash Balance Plan,.

(d) Further reduce the result in subsection (b) above by the benefit actually payable with respect to the Supplemental CBP Participant under the Cash Balance Plan.”

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“3.3. Death Benefits. If a Supplemental CBP participant dies before his or her Benefit Commencement Date, the Corporation shall pay to the decedent’s Beneficiary a benefit calculated as follows:

(a) Determine the actuarial equivalent (determined on the basis of actuarial assumptions chosen in accordance with Section 3.4 hereof) of the death benefit that would be payable under the Cash Balance Plan if such benefit were determined without regard to the limitations of Sections 401(a) (17) and 415 of the Code (and the corresponding limitations under the Cash Balance Plan) and based on Compensation unreduced (but only if Section 2.1(a) of the Plan is satisfied) for any deferrals under the Corporation’s nonqualified Deferred Compensation Plan.

(b) Multiple the result in subsection (a) by two (2).

(c) Reduce the result in subsection (b) by the portion of the death benefit described in subsection (a) above which is actuarially equivalent to any special additions credited to such decedent’s Cash Balance Plan Account (and interest credits on such special additions) in accordance with the provisions of Appendix H, Appendix I, and similar Appendices of the Cash Balance Plan.

(d) Further reduce the result in subsection (b) by the death benefit actually payable under the Cash Balance Plan.

No death benefit shall be payable if the Supplemental CBP participant dies after his or her Benefit Commencement Date, except to the extent the form of payment applicable with respect to the Supplemental CBP participant under Section 3.2 provided for payments to a survivor.”

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CABOT CORPORATION

AMENDED AND RESTATED

SUPPLEMENTAL CASH BALANCE PLAN

Amendment No. 1

Pursuant to Section 6.1 of the Amended and Restated Cabot Corporation Supplemental Cash Balance Plan (the “Plan”), the Plan is hereby amended as follows, effective December 31, 2012:

Section 2.1 is hereby amended by the adding the following sentence at the end thereof:

“Notwithstanding the foregoing, employees of Norit Americas, Inc. shall not participate in the Plan.”

IN WITNESS WHEREOF, Cabot Corporation has caused this amendment to be executed by its duly authorized officer this 27th day of December, 2012.

CABOT CORPORATION

By:	/s/ Robby D. Sisco
Name:	Robby D. Sisco
Title:	Senior Vice President - HR